LORD ABBETT
TAX-FREE INCOME FUND, INC.
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
800-426-1130

Lord Abbett Tax-Free Income Fund, Inc. ("we" or "the Fund"), is a mutual fund currently consisting of ten separate Series -- the National, California, Connecticut, Hawaii, Minnesota, Missouri, New Jersey, New York, Texas and Washington Series. The National Series offers three classes of shares: Class A, B and C shares. The California and New York Series each offer two classes of shares: Class A and C shares. All other Series of the Fund offer Class A shares only.

Each Series seeks as high a level of interest income exempt from federal income tax as is consistent with reasonable risk. See "Investment Objectives." Each Series invests in intermediate and long-term municipal bonds which can fluctuate in value as interest rates change. Except for the National, Texas and Washington Series, each Series also seeks as high a level of interest income exempt from its respective state's personal income tax and, in the case of the New York Series, from New York City personal income tax, as is consistent with reasonable risk. At present, neither Texas nor Washington imposes a personal income tax. There can be no assurance that each Series will attain its objective.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission and is available upon request without charge. The Statement of Additional Information is incorporated by reference into this Prospectus and may be obtained, without charge, by writing to the Fund or by calling 800-874-3733 -- Ask for "Part B of the Prospectus -- the Statement of Additional Information".

The date of this Prospectus, and the date ofthe Statement of Additional Information, is February 1, 1997.

PROSPECTUS
Investors should read and retain this Prospectus. Shareholder inquiries should be made in writing to the Fund or by calling 800-821-5129. You also can make inquiries through your broker-dealer.

Shares of the Series are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Series involves risks, including the possible loss of principal.

        CONTENTS                           PAGE

        1       Investment Objectives       2
        2       Fee Table                   2
        3       Financial Highlights        4
        4       How We Invest              10
        5       Purchases                  15
        6       Shareholder Services       23
        7       Our Management             24
        8       Dividends, Capital Gains
                Distributions and Taxes    25
        9       Redemptions                28
       10       Performance                28

The Series are not available in certain states. Please refer to "Jurisdictions" under the heading "Purchases" for availability.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1 INVESTMENT OBJECTIVES

Our investment objective for each Series is to seek as high a level of interest income exempt from federal income tax as is consistent with reasonable risk. For this purpose, "reasonable risk" means that each Series over time will have volatility approximating the Lehman Brothers Current Coupon Long Index. Each Series invests in intermediate and long-term municipal bonds (initially investment-grade or equivalent) and, therefore, each Series' shares can fluctuate in value as interest rates change more than shares of a short-term municipal bond fund, but consistent with an investment-grade, longer term municipal bond fund. Under normal circumstances, we intend to maintain the average weighted stated maturity of each Series at between ten and thirty-five years. Except for the National, Texas and Washington Series, each Series also seeks as high a level of interest income exempt from its state's personal income tax and, in the case of the New York Series, from New York City personal income tax, as is consistent with reasonable risk. At present, neither Texas nor Washington imposes a personal income tax.

2 FEE TABLE

A summary of the expenses of each class of each Series is set forth in the table below. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

                                               CLASS A                     CLASS B                       CLASS C
                                               SHARES                      SHARES                        SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                     NATIONAL  NEW YORK CALIFORNIA         NATIONAL               NATIONAL   NEW YORK     CALIFORNIA
SHAREHOLDER TRANSACTION EXPENSES
(AS A PERCENTAGE OF OFFERING PRICE)
Maximum Sales Load(1) on Purchases
(See "Purchases")                 4.75%(2)(3) 4.75%(2)(3) 4.75%(2)(3)      None                   None       None          None

Deferred Sales Load(1)
 (See "Purchases")                 None(2)      None(2)   None(2)      5% if shares are redeemed   1% if shares are redeemed before
                                                                       before 1st anniversary      1st anniversary of purchase(2)(3)
                                                                       of purchase, declining
                                                                       to 1% before 6th
                                                                       anniversary and
                                                                       eliminated on and
                                                                       after 6th anniversary(2)(3)
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(4)
(AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
Management Fees
(See "Our Management")             0.50%        0.50%       0.50%             0.50%         0.50%          0.50%            0.50%
12b-1 Fees (See "Purchases")       0.26%(2)(3) 0.22%(2)(3)  0.25%(2)(3)      1.00%(2)(3)    0.98%(2)(3)  1.00%(2)(3)     1.00%(2)(3)
Other Expenses (See
"Our Management")                  0.17%       0.09%        0.11%            0.17%          0.17%        0.09%           0.11%
------------------------------------------------------------------------------------------------------------------------------------
  Total Operating Expenses         0.93%       0.81%        0.86%            1.67%          1.65%        1.59%           1.61%

Example:
Assume each Series' annual return is 5% and there is no change in the level of expenses described above. For a $1,000 investment with reinvestment of all dividends and distributions, you would have paid the following total expenses if you closed your account after the number of years indicated:


                                                 1 YEAR(4)        3 YEARS(4)       5 YEARS(4)        10 YEARS(4)
                                                 ------   ---------------   --------------   ----------------

          National Series
                  Class A                         $57               $76               $97              $156
                  Class B                         $56               $81               $100             $178(7)
                  Class C                         $17               $52               $90              $195
------------------------------------------------------------------------------------------------------------------
          New York Series
                  Class A                         $55               $72               $90              $143
                  Class C                         $16               $50               $87              $189
------------------------------------------------------------------------------------------------------------------
          California Series
                  Class A                         $56               $74               $93              $149
                  Class C                         $16               $51               $88              $191
------------------------------------------------------------------------------------------------------------------
          Connecticut Series                      $53               $65               $77              $114
------------------------------------------------------------------------------------------------------------------
          Hawaii Series                           $53               $64               $77              $113
------------------------------------------------------------------------------------------------------------------
          Minnesota Series                        $50               $57               $64              $84
------------------------------------------------------------------------------------------------------------------
          Missouri Series                         $55               $72               $91              $144
------------------------------------------------------------------------------------------------------------------
          New Jersey Series                       $55               $72               $90              $142
------------------------------------------------------------------------------------------------------------------
          Texas Series                            $56               $74               $93              $150
------------------------------------------------------------------------------------------------------------------
          Washington Series                       $54               $66               $80              $121

(1)Sales "load" is referred to as sales "charge" and "deferred sales load" is referred to as "contingent deferred sales charge" (or "CDSC") and "12b-1 fees", which consist of a "service fee" and a "distribution fee", are referred to by either or both of these terms where appropriate with respect to Class A, Class B and Class C shares throughout this Prospectus.

(2)See "Purchases" for descriptions of the Class A front-end sales charges, the CDSC payable on certain redemptions of Class A, Class B and Class C shares and separate Rule 12b-1 plans applicable to each Class of shares of each Series of the Fund.

(3)Although no Series, with respect to the Class B and Class C shares, charges a front-end sales charge, investors should be aware that long-term shareholders may pay, under the Rule 12b-1 plans applicable to the Class B and Class C shares (both of which pay annual 0.25% service and 0.75% distribution fees), more than the economic equivalent of the maximum front-end sales charge as permitted by certain rules of the National Association of Securities Dealers, Inc. Likewise, with respect to Class A shares, investors should be aware that, over the long term, such maximum may be exceeded due to the Rule 12b-1 plan applicable to Class A shares which permits a Series to pay up to 0.50% in total annual fees, half for service and the other half for distribution. The 12b-1 fees for the Class A shares have been restated to reflect estimated current fees under the recently amended Class A 12b-1 plans; the actual 12b-1 fees for such shares for the fiscal year ended September 30, 1996 (August 31, 1996 for California) under the former plans for the National, New York, California, Connecticut, Hawaii, Minnesota, Missouri, New Jersey, Texas and Washington Series were approximately 0.23, 0.22, 0.25, 0.21, 0.22, 0.00, 0.25, 0.22, 0.24 and 0.00 of 1%,
respectively.

3 FINANCIAL HIGHLIGHTS

The following tables have been audited by Deloitte & Touche LLP, independent public accountants, in connection with their annual audits of the Fund's Financial Statements, whose report thereon is incorporated by reference in the Statement of Additional Information and may be obtained on request, and have been included herein in reliance upon their authority as experts in auditing and accounting.


 National Series
                                            Year Ended                         Six Months
  Per Class A Share+ Operating             September 30,                          Ended                 Year Ended March 31,
  Performance:                            1996    1995    1994    1993   1992  Sept. 30, 1991*   1991    1990   1989    1988    1987
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period   $11.00  $10.62  $12.37  $11.72 $11.31    $11.05        $10.86  $10.66  $10.47 $11.32 $10.92
  Income from investment operations
  Net investment income                   .603     .626   .657    .695   .700       .359          .743    .769  .772    .781    .811
  Net realized and unrealized
  gain (loss) on securities               .075     .382 (1.3124)  .9255  .4795      .293         .2225    .206  .172   (.692)   .493
  Total from investment operations        .678    1.008  (.6554) 1.6205 1.1795      .652         .9655    .975  .944    .089   1.304
------------------------------------------------------------------------------------------------------------------------------------
  Distributions
  Dividends from net investment income   (.598)   (.628) (.6596) (.693) (.717)     (.362)        (.738) (.775) (.754)  (.784) (.834)
  Distributions from net realized gain      --      --   (.435)  (.2775)(.0525)    (.03)        (.0375)   --    --     (.155)  (.07)
  Net asset value, end of period         $11.08   $11.00  $10.62  $12.37 $11.72    $11.31        $11.05 $10.86 $10.66  $10.47 $11.32
---------------------------------------------------------------------------------------------------------------------- -------------
  Total Return**                           6.31%   9.84%  (5.64)% 14.57%  10.78%   6.01%++        9.21%  9.30%   9.27%  1.30% 12.58%
------------------------------------------------------------------------------------------------------------------------------------
  Ratios/Supplemental Data:
  Ratios to Average Net Assets:
  Expenses, including waiver               0.90%   0.82%   0.86%   0.87%   0.83%   0.43%++        0.75%  0.61%   0.66%  0.62%  0.60%
  Net investment income                    5.63%   5.92%   5.76%   5.79%   6.00%   3.20%++        6.79%  7.00%   7.26%  7.51%  7.10%



  National Series
                                                   Class B Shares                Class C Shares
  Per Class Share Operating                       August 1, 1996*** to           July 15, 1996*** to
  Performance:                                   September 30, 1996            September 30, 1996
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                    $11.05                        $10.90
  Income from investment operations
  Net investment income                                   .089                          .106
  Net realized and unrealized
  gain on securities                                      .033                          .190
  Total from investment operations                        .122                          .296
------------------------------------------------------------------------------------------------------------------------------------
  Distributions
  Dividends from net investment income                    (.092)                        (.116)
  Net asset value, end of period                          $11.08                        $11.08
------------------------------------------------------------------------------------------------------------------------------------
  Total Return**                                          1.16%++                       2.71%++
------------------------------------------------------------------------------------------------------------------------------------
  Ratios/Supplemental Data:
  Ratios to Average Net Assets:
  Expenses, including waiver                              0.20%++                       0.34%++
  Net investment income                                   0.68%++                       0.96%++


  National Series
                                            Year Ended
                                           September 30,                     Six Months
Supplemental Data                                                              Ended            Year Ended March 31,
For All Classes:                  1996     1995     1994    1993     1992  Sept. 30, 1991*  1991     1990    1989   1988     1987
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000) $672,344 $650,699 $662,380 $709,413 $546,768  $396,221  $340,476 $317,660 $286,195 $263,689 $266,604
  Portfolio turnover rate       205.35%  225.39%   184.07% 138.06%  87.56%     18.77%     57.71%   42.60%   81.39% 93.15%   46.56%

  * The Financial Statements cover a short year (six months) because the fiscal year-end was changed from March 31 to September 30.
 ** Total return does not consider the effects of front-end sales or contingent deferred sales charges.
*** Commencement of offering Class shares.
+   Each Series had only one class of shares prior to July 12, 1996. That class of shares is now designated Class A shares.
++  Not annualized.
    See Notes to Financial Statements.


  New York Series
                                              Year ended September 30,            Year Ended             Year Ended March 31,
  Performance:                          1996   1995    1994   1993     1992     Sept. 30, 1991*    1991   1990    1989   1988  1987
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period  $10.85 $10.54 $12.27  $11.60   $11.26      $10.89         0.78  $10.71 $10.53  $11.38 $11.07
  Income from investment operations
  Net investment income                 .597   .610   .649    .682      .691        .366          .741    .777  .785   .787   .814
  Net realized and unrealized
  gain (loss) on securities             (.081) .316 (1.3665)  .874      .458        .407          .179     .18  .161   (.755) .419
  Total from investment operations       .516  .926  (.7175)  1.556    1.149        .773          .92      .957 .946    .032 1.233
------------------------------------------------------------------------------------------------------------------------------------
  Distributions
  Dividends from net investment income   (.586) (.616)  (.6475) (.681) (.709)     (.368)         (.750) (.787)  (.766) (.792) (.818)
  Distributions from net realized gain     --     --    (.365)  (.205)   (.10)    (.035)         (.06)  (.10)     --   (.09)  (.105)
  Net asset value, end of period         $10.78 $10.85 $10.54   $12.27 $11.60     $11.26         $10.89 $10.78 $10.71 $10.53  $11.38
------------------------------------------------------------------------------------------------------------------------------------
  Total Return**                         4.87%  9.12%  (6.21)%  13.95% 10.69%     7.24%++        8.87%  9.08%  9.22%  0.67%   11.74%
------------------------------------------------------------------------------------------------------------------------------------
  Ratios/Supplemental Data:
  Ratios to Average Net Assets:
  Expenses, including waiver             0.81%  0.82%  0.83%   0.85%   0.81%      0.37%++       0.76%   0.60%  0.64%  0.66%  0.64%
  Net investment income                  5.54%  5.83%  5.72%   5.72%   5.98%      3.29%++       6.83%   7.04%  7.29%  7.45%  7.22%


  New York Series
                                                   Class C Shares
                                                   For the Period
  Per Share Operating                             July 15, 1996*** to
  Performance:                                   September 30, 1996
--------------------------------------------------------------------------------
  Net asset value, beginning of period                    $10.63
  Income from investment operations
  Net investment income                                   .111
  Net realized and unrealized
  gain on securities                                      .152
  Total from investment operations                        .263
--------------------------------------------------------------------------------
  Distributions
  Dividends from net investment income                    (.113)
  Net asset value, end of period                          $10.78
--------------------------------------------------------------------------------
  Total Return**                                          2.48%++
--------------------------------------------------------------------------------
  Ratios/Supplemental Data:
  Ratios to Average Net Assets:
  Expenses, including waiver                              0.34%++
  Net investment income                                   1.04%++



  New York Series
                                                   Year Ended                  Six Months
                                                  September 30,                   Ended           Year Ended March 31,
Supplemental Data For All Classes:   1996  1995     1994    1993      1992  Sept. 30, 1991* 1991   1990    1989   1988        1987
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000) $319,553 $331,618 $338,539 $376,456 $306,447 $230,014  $201,132$176,280 $145,541 $122,553 $119,046
  Portfolio turnover rate         64.25%   105.62%  149.13%  101.59%  146.68%  51.79%      39.84%  27.55%  51.58%   34.64%  31.60%


*The Financial  Statements  cover a short year (six months)  because the fiscal year-end was changed  from March 31 to September  30. ** Total return does not consider the effects of front-end sales or contingent deferred sales charges.
*** Commencement of offering Class shares.
    +The Series had only one class of shares prior to July 12, 1996. That class of shares is now designated Class A shares.
  ++ Not annualized.
See Notes to Financial Statements.




California Series
                                    One Month
Per Class A Share+ Operating          Ended                                  Year Ended August 31,
Performance:                     Sept. 30, 1996  1996    1995    1994     1993    1992   1991   1990    1989   1988   1987
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period 10.32      $10.41   $10.45  $11.79  $11.21 $10.78 $10.19  $10.31   $9.89  $9.95  $10.56
Income from investment operations
Net investment income                .046        .566    .588     .623    .656    .663   .684  .685    .712   .713    .734
Net realized and unrealized
gain (loss) on investments           .112      (.089)  (.038)    (.989)  .872    .5615  .592   (.112)  .413   (.060)   (.559)
Total from investment operations     1.58        .477    .550    (.366)  1.528   1.2245 1.276  .573    1.125  .653     .175
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
Dividends from net investment income  (.048)   (.567)   (.590)   (.624)  (.658) (.672) (.686)  (.693) (.705)    (.713)  (.755)
Distributions from net realized gain   --       --      --       (.350)  (.290) (.1225)  --     ---     ---       ---   (.030)
Net asset value, end of period       $10.43    $10.32   $10.41   $10.45  $11.79  $11.21 $10.78 $10.19 $10.31     $9.89  $9.95
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                        1.53%++    4.65%   5.58%    (3.33)% 14.43%  11.79% 12.90%  5.67% 11.67%      6.91%  1.63%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Ratios to Average Net Assets:
Expenses, including waiver          0.07%++     0.75%   0.76%    0.67%   0.68%   0.67%  0.75%   0.61%   0.55%      0.54%  0.40%
Expenses, excluding waiver          0.07%++     0.86%   0.86%    0.87%   0.88%   0.87%  0.95%   0.94%   0.92%      0.98%  0.94%
Net investment income               0.44%++     5.41%   5.84%    5.63%   5.68%   5.87%  6.44%   6.75%   6.90%      7.23%  6.85%


California Series
                                                                 Class C Shares
                                                                                 For the Period
  Per Share Operating                              One Month Ended             July 15, 1996**  to
  Performance:                                   September 30, 1996              August 31, 1996
------------------------------------------------------------------------------------------------------------------------------------

  Net asset value, beginning of period                    $10.32                    $10.28
  Income from investment operations
  Net investment income                                   .039                      .068
  Net realized and unrealized
  gain on securities                                      .113                      .041
  Total from investment operations                        .152                      .109
------------------------------------------------------------------------------------------------------------------------------------
  Distributions
  Dividends from net investment income                    (.042)                    (.069)
  Net asset value, end of period                          $10.43                    $10.32
------------------------------------------------------------------------------------------------------------------------------------
  Total Return*                                           1.47%++                   1.16%++
------------------------------------------------------------------------------------------------------------------------------------
  Ratios/Supplemental Data:
  Ratios to Average Net Assets:
  Expenses, including waiver                             0.13%++                     0.17%++
  Expenses, excluding waiver                             0.13%++                     0.21%++
  Net investment income                                  0.38%++                     0.65%++



  California Series
                                         One Month
                                       Ended                                  Year Ended August 31,
Supplemental Data For All Classes:  Sept. 30, 1996 1996    1995     1994     1993     1992       1991    1990   1989   1988    1987
------------------------------------------------------------------------------------------------------------------------------------


Net assets, end of period (000)      $294,837    $291,611 $296,274 $329,474 $336,291 $224,505$138,808 $105,238$100,378$82,592$73,652

Portfolio turnover rate                   2.74%     132.37%  100.20%  86.05% 81.34%  152.79%  117.39%  38.43% 61.01%  72.06%  43.12%


* Total return does not consider the effects of front-end sales or contingent deferred sales charges.
** Commencement of offering Class shares.
+ On July 12, 1996 the Fund acquired the net assets of Lord Abbett  California
Tax-Free Income Fund, Inc. (the "Acquired  Fund") in exchange for Class A shares of the Fund's newly-created California Series. All figures shown above for Class
A  shares,  prior to July 12,  1996,  reflect  the  performance  history  of the
Acquired Fund.
++ Not annualized.
   See Notes to Financial Statements.


  Connecticut Series                                                                         April 1, 1991
                                                       Year Ended                            (Commencement
  Per Class A Share+ Operating                        September 30,                          of operations)
  Performance:                              1996     1995      1994     1993       1992      Sept. 30, 1991
------------------------------------------------------------------------------------------------------------------------------------

 Net asset value, beginning of period      $10.12    $9.71    $11.01   $10.16     $9.86       $9.525
 Income from investment operations
 Net investment income                     .576      .579      .585     .612      .617        .313
 Net realized and unrealized  gain (loss)
 on securities                             (.013)    .407    (1.1287)   .906      .311        .335
 Total from investment operations          .563      .986    (.5437)    1.518     .928        .648
------------------------------------------------------------------------------------------------------------------------------------
 Distributions
 Dividends from net investment income      (.553)    (.576)   (.6038)   (.608)    (.628)      (.313)
 Distributions from net realized gain       --        --      (.1525)   (.06)    --           --
 Net asset value, end of period            $10.13    $10.12    $9.71    $11.01    $10.16      $9.860
------------------------------------------------------------------------------------------------------------------------------------
 Total Return*                             5.70%     10.52%    (5.13)%  15.48%    9.69%       6.91%++
------------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data:
 Net assets, end of period (000)         $122,885  $113,436  $101,619  $93,020    $58,880     $21,895
 Ratios to Average Net Assets:
 Expenses, including waiver              0.38%      0.41%      0.49%    0.44%     0.20%       0.00%++
 Expenses, excluding waiver              0.80%      0.86%      0.86%    0.91%     0.74%       0.40%++
 Net investment income                   5.66%      5.89%      5.67%    5.60%     5.96%       3.00%++
 Portfolio turnover rate                63.61%     54.19%     97.42%   45.81%    54.90%      2.15%


  Texas Series                                                                                                  January 20, 1987
                                         Year Ended                   Six Months                                 (Commencement
Per Class A Share+ Operating          September 30,                     Ended         Year Ended March 31,      of Operations) to
Performance:                         1996   1995  1994   1993  1992 Sept. 30, 1991**  1991  1990    1989   1988   March 31, 1987
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period $10.05 $9.59 $10.82$10.28   $9.94  $9.64        $9.41 $9.16    $8.99   $9.58          $9.53
Income from investment operations
Net investment income                 .567  .571  .604   .624  .611     . 317       .658   .678     $8.88     .7010           .136
Net realized and unrealized
gain (loss) on securities             .045  .45  (1.0802) .7135 .4155   .309        .227  .251      .163      (.588)           .061
Total from investment operations      .612  1.023(.4762) 1.337 1.0265   .626        .885  .929      .851      .1130         .197
------------------------------------------------------------------------------------------------------------------------------------
Distributions
Dividends from net investment income (.552)(.563) (.6038)(.615)(.629)  (.326)     (.655) (.679)    (.681)    (.703)        (.147)

Distributions from net realized gain   --    ---  (.15)  (.1825)(.0575) .--       .--     .--        .--      .--             .--
Net asset value, end of period       $10.11 $10.05 $9.59 $10.82 $10.28  $9.94    $9.64   $9.41      $9.16      $8.99           $9.58
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                        6.11%  11.14% (4.60)%13.64% 1068%   6.59%++ 9.74%  10.53%      9.74%      1.55%         2.06%++
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (000)    $94,414$100,304 103,83 $109,232$90,205$66,746 30,529 $25,886   $22,298  $17,836      $8,631
Ratios to Average Net Assets:
Expenses, including waiver         0.69%   0.62%    0.50% 0.57%  0.60%    0.25%++  0.40% 0.27%     0.22%     0.015%      0.00%++
Expenses, excluding waiver         0.87%   0.87%    0.87% 0.97%  1.00%    0.45%++  0.84% 0.76%     0.76%      0.87%      0.12%++
Net investment income              5.58%   5.90%    5.97% 5.96%  5.96%    3.09%++  6.91% 7.18%     7.48%      7.65%      0.92%++
Portfolio turnover rate          112.34% 108.00%   96.79% 58.10% 123.33   50.19%   50.52 25.52%   46.86%     36.22%      23.76%


 * Total return does not consider the effects of sales loads.
** The Financial Statements cover a short year (six months) because the fiscal year-end was changed from March 31 to September 30.
 + each Series existing Class of shares is now designated Class A shares. ++Not annualized.
     See Notes to Financial Statements.




  Missouri Series                                                                            May 31, 1991
                                                                                            (Commencement
Per Class A Share+ Operating                       Year Ended September 30,                 of Operations) to
Performance:                          1996      1995      1994        1993       1992          Sept. 30, 1991
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period $5.08      $4.88      $5.51      $5.14     $4.91         $4.762
Income from investment operations
 Net investment income               .267      .277       .2926       .305       .310          .106
Net realized and unrealized
gain (loss) on securities            .008      .204      (.5681)     .381       .236          .150
Total from investment operations     .275      .481      (.2755)     .686       .546          .256
------------------------------------------------------------------------------------------------------------------------------------
Distributions
Dividends from net investment income  (.275)   (.281)    (.297)     (.301)     (.316)        (.108)
Distributions from net realized gain   --        --     (.0575)     (.015)     .--            .--
Net asset value, end of period       $5.08     $5.08      $4.88      $5.51     $5.14         $4.910
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                        5.54%    10.21%     (5.22)%    13.80%     11.47%        5.46%++
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (000)    $134,144   $131,823  $119,690   $107,478   $65,812       $24,230
Ratios to Average Net Assets:
Expenses, including waiver          0.77%      0.74%     0.60%       0.48%     0.26%         0.00%++
Expenses, excluding waiver          0.92%      0.89%     0.91%       0.92%     0.79%         0.37%++
Net investment income                5.21%     5.61%     5.60%       5.66%     5.94%         1.81%++
Portfolio turnover rate             93.17%     58.17%    50.59%      56.20%    44.19%        0.00%

                                   Minnesota Series                            New Jersey Series
  Minnesota Series
  New Jersey Series                                                                                                   anuary 2, 1991
                                     Year Ended      Dec. 27, 1994                        Year Ended    Six Months
(Commencement                                    (Commencement
Per Class A Share+ Operating        Sept. 30,   of Operations) to      September 30,                       Ended               of
Operations) to
erformance:                          1996       Sept. 30, 1995     1996   1995  1994   1993    1992   Sept. 30, 1991** March 31,1991
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period $5.01       $4.76            $5.14  $4.95  $5.55  $5.14  $4.97      $4.81              $4.76
Income from investment operations
Net investment income                .294         .230            .277   .287  .300   .318    .320       .167              .083
Net realized and unrealize
gain (loss) on securities           (.078)        249             .041   .192   (.507) .439   .185      .165               .051
Total from investment                .21         .479             .318   .479  (.207) .757    .505      .332               .134
---------------------------------------------------------------------------------------------------------------------------------
Distributions
Dividends from net investment income (.286)     (.229)           (.278  (.289) (.303) (.307)   (.325)       (.172)        (.084)
Distributions from net realized gain (.04)       --                --     --    (.09)  (.04)   (.01)        .--            .--
Net asset value, end of period       $4.90       $5.01           $5.18  $5.14  $4.95  $5.55    $5.14        $4.97        $4.81
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                        4.44%     10.22%++          6.29%   9.98% (3.91)%15.26%  10.51%     7.01%++         2.77%++
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (000)     $8,047      $4,315      $186,402  $191,562$184,230   $178,767     $118,386   $59,463     $23,203
Ratios to Average Net Assets:
Expenses, including waiver          0.00%       0.00%++        0.79%    0.72%   0.51%      0.35%          0.73%   0.38%++    0.28%++
Expenses, excluding waiver          0.91%      0.64%           0.86%   0.87%    0.83%      0.83%         0.73%    0.38%++    0.28%++
Net investment income               5.91%      4.58%++         5.31%   5.73%     5.76%     5.88%        6.09%     3.23%++    1.42%++
Portfolio turnover rate            43.08%    121.41%        171.63%   133.11%   75.62%    88.29%         54.63%   49.33%     6.51%

* Total return does not consider the effects of sales loads.
**The Financial Statements cover a short year (six months) because the fiscal year-end was changed from March 31 to September 30. + Each Series' existing class of shares is now designated Class A shares.
++ Not annualized.
     See Notes to Financial Statements.





  Washington Series                                                                                April 15, 1992
                                                         Year Ended                                 (Commencement
  Per Class A Share+ Operating                          September 30,                             of Operations) to
  Performance:                        1996           1995              1994             1993         Sept. 30, 1992
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period$4.91          $4.72             $5.35            $4.92             $4.76
  Income from investment operations
  Net investment income               .271           .277              .2976            .304              .140
  Net realized and unrealized
  gain (loss) on securities           .056           .200              (.5895)          .427              .165
  Total from investment operations    .327           .477              (.2919)          .731              .305
------------------------------------------------------------------------------------------------------------------------------------
  Distributions
  Dividends from net investment income(.277)         (.287)            (.2931)          (.301)            (.145)
  Distribution from net realized gain --             --                (.045)           .--               --
  Net asset value, end of period      $4.96          $4.91             $4.72            $5.35             $4.92
------------------------------------------------------------------------------------------------------------------------------------
  Total Return*                       6.80%          10.48%            (5.65)%          15.32%            6.47%++
------------------------------------------------------------------------------------------------------------------------------------
  Ratios/Supplemental Data:
  Net assets, end of period (000)    $71,295       $74,359           $78,854           $77,324          $42,627
  Ratios to Average Net Assets:
  Expenses, including waiver          0.60%          0.53%             0.29%            0.30%             0.00%++
  Expenses, excluding waiver          0.68%          0.68%             0.67%            0.80%             0.38%++
  Net investment income               5.47%          5.84%             5.93%            5.86%             2.58%++
  Portfolio turnover rate             78.02%         92.85%            137.74%          85.45%            37.23%



  Hawaii Series                                                                                        October 28, 1991
                                                      Year Ended                                      (Commencement
  Per Class A Share+ Operating                       September 30,                                    of Operations) to
  Performance:                         1996             1995              1994             1993         Sept. 30, 1992
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period $4.91           $4.72            $5.34             $4.89            $4.76
  Income from investment operations
  Net investment income                .273             .271             .2918            .297              .281
  Net realized and unrealized
  gain (loss) on securities            .015             .198             (.578)           .454              .138
  Total from investment operations     .288             .469             (.2862)          .751              .419
------------------------------------------------------------------------------------------------------------------------------------
  Distributions
  Dividends from net investment income (.268)          (.279)           (.2888)           (.301)            (.289)
  Distribution from net realized gain   --               --               (.045)           .--               .--
  Net asset value, end of period      $4.93            $4.91             $4.72            $5.34             $4.89
------------------------------------------------------------------------------------------------------------------------------------
  Total Return*                       5.94%            10.30%            (5.54)%          15.85%            9.06%++
------------------------------------------------------------------------------------------------------------------------------------
  Ratios/Supplemental Data:
  Net assets, end of period (000)   $85,344          $86,105            $92,972         $92,883           $47,031
  Ratios to Average Net Assets:
  Expenses, including waiver         0.57%            0.58%             0.41%            0.40%             0.00%++
  Expenses, excluding waiver         0.87%            0.87%             0.87%            0.90%             0.74%++
  Net investment income              5.46%            5.74%             5.80%            5.62%             5.96%++
  Portfolio turnover rate           59.46%           70.64%            66.04%           34.49%            53.24%

* Total return does not consider the effects of sales loads
+ Each Series'existing class of shares is now designated Class A shares ++ Not annualized
See notes to Financial Statements

4 HOW WE INVEST

Each Series invests primarily in a portfolio of intermediate-term (5-10 years) to long-term (over 10 years) municipal bonds, the interest on which is exempt from federal income tax in the opinion of bond counsel to the issuer. Except for the National, Texas and Washington Series, the interest on the municipal bonds in which each Series primarily invests also is exempt from its state's personal income tax and, in the case of the New York Series, from New York City personal income tax, in the opinion of bond counsel to the issuer. At present neither Texas nor Washington imposes a personal income tax. The per-share net asset value of each Series can be expected to fluctuate inversely to interest rate changes. When interest rates rise, the value of securities in the portfolios, as well as the share values, generally will fall. Conversely, when interest rates fall, the value of securities in the portfolios and the share values generally will rise.

"Municipal bonds" as used herein and as more fully described in the Statement of Additional Information are debt obligations issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, Puerto Rico, the Virgin Islands and Guam, and their political subdivisions, agencies and instrumentalities.

Each Series invests primarily in investment-grade municipal bonds rated ("rated bonds") at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, Baa), Standard & Poor's Ratings Services ("S&P") (AAA, AA, A, BBB) or Fitch Investors Service ("Fitch") (AAA, AA, A, BBB). Each Series also may invest in municipal bonds that are not rated and that are exempt from federal income tax and its state's personal income tax, determined by Lord Abbett to be of comparable quality to the rated bonds in which such Series may invest. At least 70% of the municipal bonds in each portfolio must be rated, at the time of purchase, within or equivalent to, the three highest such grades. As much as 30% of the municipal bonds in each Series' portfolio may be rated, at the time of purchase, in the fourth highest grade. This grade, while regarded as having an adequate capacity to pay interest and repay principal, is considered to be of medium grade and has speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. After a Series purchases a municipal bond, the issuer may cease to be rated, or its rating may be reduced below the minimum required for purchase, which could have an adverse effect on the market value of the issue, but will not require the elimination of the issue from the Series' portfolio.

The Fund's  internal policy  restricts  investments to intermediate to long-term municipal bonds which are initially investment-grade, i.e., among the four highest grades mentioned above or their equivalent, and we seek to provide a high level of tax-free income. In view of this internal policy, and because we manage the maturities of our investments in accordance with our interest-rate expectations, we anticipate (i) a higher level of tax-free income than a short-term, tax-free municipal bond fund and (ii) a share value tending to fluctuate more than such a short-term fund, but consistent with an investment-grade, longer term municipal bond fund.

The two principal classifications of municipal bonds are "general obligation" and limited obligation or "revenue" bonds. General obligation bonds are secured by the pledge of faith, credit and taxing power of the municipality. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds are in most cases revenue bonds and do not generally constitute the pledge of the faith, credit or taxing power of the municipality. The credit quality of such municipal bonds usually is directly related to the credit standing of the user of the facilities. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

Each Series may purchase new issues of municipal bonds, which are generally offered on a when-issued basis, with delivery and payment ("settlement") normally taking place approximately one month after the purchase date. However, the payment obligation and the interest rate to be received by the Fund are each fixed on the purchase date. During the period between purchase and settlement, Fund assets consisting of cash and/or high-grade marketable debt securities, marked to market daily, of an amount sufficient to make payment at settlement will be segregated at our custodian. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of value. While we may sell when-issued securities prior to settlement, we intend to actually acquire such securities unless a sale appears desirable for investment reasons.

Under normal market conditions, each Series will attempt to invest 100% and, as a matter of fundamental policy which cannot be changed without the approval of shareholders, we will invest at least 80% of the value of its net assets in municipal bonds, the interest on which is exempt from federal income tax. Except for the National Series, under normal market conditions, each Series also will attempt to invest 100% and, as a matter of fundamental policy, will invest at least 80% of its net assets in municipal bonds, the interest on which is exempt from its state's personal income tax. At present neither Texas nor Washington imposes a personal income tax. Under normal market conditions, the New York Series also will attempt to invest 100% and, as a matter of fundamental policy, will invest at least 80% of its net assets in such municipal bonds, the interest on which is exempt from New York State and New York City personal income taxes. See "Dividends, Capital Gains Distributions and Taxes --- Minnesota Taxes" for investment policies applicable to the Minnesota Series relating to Minnesota tax laws.

Although normally each Series intends to be fully invested in intermediate to long-term municipal bonds, a Series may temporarily invest in short-term tax-exempt securities meeting the above-described quality standards and, additionally, may temporarily put up to 20% of its assets in cash, in commercial paper of comparable investment quality or in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"), in order to improve liquidity or to create reserve purchasing power. Because interest earned from commercial paper or U.S. Government securities is taxable for federal income tax purposes, we intend to minimize temporary investments in such short-term securities.

Each Series may invest up to 20% of its net assets (less any amount invested in the temporary taxable investments described above) in "private activity bonds." Series dividends derived from interest on such bonds would be considered a preference item for purposes of the computation of the alternative minimum tax. Series dividends derived from such interest may increase the alternative minimum tax liability of corporate shareholders who are subject to that tax based on the excess of their adjusted current earnings over their taxable income.

Each Series intends to meet the diversification rules under Subchapter M of the Internal Revenue Code. Generally, this requires, at the end of each quarter of the taxable year, that (a) not more than 25% of each Series' total assets be invested in any one issuer and (b) with respect to 50% of each Series' total assets, no more than 5% of each Series' total assets be invested in any one issuer except U.S. Government securities. Since under these rules each of the Series, except for the National Series, may invest its assets in the securities of a limited number of issuers, the value of such Series' investments may be more affected by any single adverse economic, political or regulatory occurrence than in the case of a "diversified" investment company under the Act, such as the National Series. The National Series, as a "diversified" investment company, is prohibited, with respect to 75% of the value of its total assets, from investing more than 5% of its total assets in securities of any one issuer other than U.S. Government securities. For diversification purposes, the identification of an "issuer" will be determined on the basis of the source of assets and revenues committed to meeting interest and principal payments of the securities. When the assets and revenues of a state's political subdivision are separate from those of the state government creating the subdivision, and the security is backed only by the assets and revenues of the subdivision, then the subdivision would be considered the sole issuer. Similarly, if a revenue bond is backed only by the assets and revenues of a nongovernmental user, then such user would be considered the sole issuer.

No Series intends to invest more than 25% of its total assets in any industry, except that each Series may, subject to the limits referred to in the preceding three paragraphs, invest more than 25% of such assets in a combination of U.S. Government securities and in tax-exempt securities, including tax-exempt revenue bonds whether or not the users of any facilities financed by such bonds are in the same industry. Where nongovernmental users are in the same industry, there may be additional risk to a Series in the event of an economic downturn in such industry, which may result generally in a lowered ability of such users to make payments on their obligations. Electric utility and health care are typical, but not all inclusive of, the industries in which this 25% may be exceeded. The former is relatively stable but subject to rate regulation vagaries. The latter suffers from two main problems -- affordability and access. Tax-exempt securities issued by governments or political subdivisions of governments are not considered part of any "industry".

Each of the Series may invest up to 15% of its respective net assets in illiquid securities. Bonds determined by the Directors to be liquid pursuant to Securities and Exchange Commission Rule 144A, (the "Rule") will not be subject to this limit. Investments by a Series in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of a Series' liquidity during periods of decreased market interest in such securities. Under the Rule, a qualifying unregistered security may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment.

Each Series may invest up to 20% of its net assets in residual interest bonds ("RIBs") to enhance and increase portfolio duration. None of the Series invested more than 9% of its net assets in RIBs at any time during the fiscal year ended September 30, 1996 (the period September 1, 1995 through September 30, 1996, in the case of California). A RIB, sometimes referred to as an inverse floater, is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security. Changes in the interest rate on the other security inversely affect the residual interest rate paid on the RIB, with the result that when interest rates rise, RIBs' interest payments are lowered and their value falls faster than other similar fixed-rate bonds. In an effort to mitigate this risk, the Fund purchases other fixed-rate bonds which are less volatile. When interest rates fall, not only do RIBs provide interest payments that are higher than other similar fixed-rate bonds, but their values also rise faster than other similar fixed-rate bonds.

No Series may borrow money, except that (i) each Series may borrow from banks (as defined in the Act) in amounts up to 331 1/43% of its total assets (including the amount borrowed), (ii) each Series may borrow up to an additional 5% of its total assets for temporary purposes, and (iii) each Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

PORTFOLIO TURNOVER. The portfolio turnover rates for the National, New Jersey, New York, Connecticut, Minnesota, Missouri, Hawaii, Texas and Washington Series were 205.35%, 171.63%, 64.25%, 63.61%, 43.08%, 93.17%, 59.46%, 112.34% and
78.02%, respectively, for the year ended September 30, 1996, versus 225.39%, 133.11%, 105.62%, 2.74%, 54.19%, 121.41%, 58.17%, 70.64%, 108.00% and 92.85%,
respectively, for the prior fiscal year, primarily due to security purchases and sales relating to purchases and redemptions of Series shares and some portfolio restructuring. The portfolio turnover rate for the California Series for the fiscal year ended August 31, 1996 was 132.37% versus 100.20% for the prior fiscal year primarily due to the same reasons. For the one month ended September 30, 1996 it was 2.74%.

OPTIONS AND FINANCIAL FUTURES  TRANSACTIONS.  Each Series may deal in options on securities, and securities indices, and financial futures transactions, including options on financial futures. Each Series may write (sell) covered call options and secured put options on up to 25% of its net assets and may purchase put and call options provided that no more than 5% of its net assets (at the time of purchase) may be invested in premiums on such options.
None of the Series is currently employing any of the options and financial futures transactions described above.

RISK FACTORS. Securities in which we may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors and laws which may be enacted extending the time of payment of principal and interest, or both. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for payment of principal and interest may be materially affected or their obligations may be found to be invalid or unenforceable. The ability of any Series to achieve its objective is based on the expectation that the issuers of the municipal bonds in a Series' portfolio will continue to meet their obligations for the payment of principal and interest. The following are brief summaries of certain factors affecting the California, Connecticut, Hawaii, Minnesota, Missouri, New Jersey, New York, Texas and Washington Series. These summaries do not purport to be complete and are based on information derived from publicly available documents related to each state involved, which information has not been independently verified by the Fund. For more detailed discussions of the risks applicable to these Series, see the Statement of Additional Information.

CALIFORNIA BONDS -- RISK FACTORS. As disclosed by the State of California in connection with recent bond issues, various constitutional and statutory provisions may affect the ability of issuers of California municipal bonds to meet their financial obligations. Decreases in State and local revenues as a consequence of such provisions may result in reductions in the ability of California issuers to pay their obligations. In addition, starting in 1990, California entered a sustained economic recession, the most severe in the State since the 1930s. Although a steady recovery has been underway since 1994, accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and a reduction of available internal borrowable funds, have combined to significantly deplete the State's cash resources to pay its ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. A full payment of $4 billion of revenue anticipation warrants was made on April 25, 1996. However, the State expects not to borrow over the end of the 1995-96 fiscal year, and expects to have significant available internal borrowable cash resources and budget reserves at June 30, 1996. As a result of the deterioration in the State's budget and cash situation, the State's credit rating was reduced in July 1994 by the rating agencies.

The 1995-96 Budget Act is projected to have $44.1 billion of general fund revenues and transfers and $43.4 billion of budgeted expenditures. In addition, the 1995-96 Budget Act anticipates the retirement of the accumulated budget deficit by June 30, 1996.

On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Pools") filed for protection under Chapter 9 of the Federal Bankruptcy Code, after reports that the Pools had suffered significant market losses in their investments, causing a liquidity crisis for the Pools and the County. The County has reported the Pools' loss at about $1.69 billion, or about 23 percent of their initial deposits of approximately $7.5 billion. Many of the entities which deposited moneys in the Pools, including the County, faced interim and/or extended cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. For the fiscal year ended September 30, 1996, none of the Fund's net assets were invested in securities issued by Orange County.

CONNECTICUT - RISK FACTORS . Connecticut's economy, while traditionally concentrated in the manufacturing sector, has broadened in recent years with strong relative growth in service, finance, transportation and real estate sectors. Fiscal stress is reflected in the State's economic and revenue forecasts, a rising debt burden that reflects a significant increase in bond activity since fiscal 1987-88 and the continuing effects of general fund deficits that existed through fiscal 1990 and 1991, which have been funded through the issuance of general obligation economic recovery notes and operating surpluses incurred in subsequent fiscal years.

HAWAII BONDS - RISK FACTORS. The marketability and market value of Hawaii obligations may be affected from time to time by constitutional provisions, legislative measures, executive orders, administrative regulations and voter incentives. Hawaii's economy is concentrated in retail trade and tourism and also includes construction, agriculture and military operations. Tourism is a major factor in the economy, with tourists coming from a variety of nations, which may cushion the effect of any adverse economic conditions in a single country. Agriculture, dominated by pineapple and sugar production, has experienced increased foreign competition. However, in recent years, Hawaii has witnessed an increase in sales in the papaya, macadamia nuts and nursery products industries. Economic diversification projects are under way, including expansion of containerized port facilities, aquaculture and other agricultural products, but these projects have not yet had any significant positive effects on the State's overall economy.

Most government activities, including activities administered in other states on a municipal or county level, such as public education, are the responsibility of the State. This concentration contributes to the high level of State debt obligations. Revenue is derived primarily from the general excise taxes and individual and corporate income tax.

Hawaii's county governments (the only units of local government in the State) may issue government obligation bonds, which obligations have further increased, and may continue to increase in the future, the State's high level of overall municipal debt.

MINNESOTA BONDS -- RISK FACTORS. Minnesota's economy is diverse, with employment spread over ten major sectors distributed in approximately the same proportions as national employment, including manufacturing of industrial machinery, fabricated metal and instruments, food, paper and allied industries and other agricultural industries. Minnesota's significant public debt includes the State's general obligation debt as well as university and other agency debt which is not an obligation of the State.

MISSOURI BONDS -- RISK FACTORS. Missouri has a diversified economy which includes manufacturing, commerce, trade, services, agriculture, tourism and mining. Economic reversals in either the Kansas City or St. Louis metropolitan areas, whose Missouri portions together contain a significant portion of the State's population, would have a major impact on the State's overall economic condition. Missouri's unemployment levels have approached and, at times, exceeded the national average in recent years, and adverse changes in military appropriations, which play an important role in the State's economy, could contribute to a continuation of this pattern. As discussed in the Statement of Additional Information, payment on Missouri municipal bonds could be adversely affected by certain provisions of the Constitution of Missouri.

NEW JERSEY BONDS -- RISK FACTORS. The State of New Jersey has a diversified economic base consisting of, among other things, manufacturing, construction and service industries, supplemented by selective commercial agriculture. The State's economy has been adversely affected by the recent recession as reflected in recent actual and projected shortfalls in State revenues. A slow economic recovery commenced in 1993 as shown by employment gains and growth in other economic activity. New Jersey is a major recipient of federal assistance. Hence, a decrease in federal financial assistance may adversely affect New Jersey's financial condition. In an attempt to ensure that local governmental entities remain on a sound financial basis, State law restricts total appropriations increases to 5% annually for such entities. Statutory or legislative restrictions of such character may adversely affect a municipality's or any other bond-issuing authority's ability to repay its obligations.

NEW YORK BONDS -- RISK FACTORS. New York State has recorded balanced budgets on a cash basis for its last three fiscal years, despite diminishing revenue, due in part to a significant slowdown in the New York and regional economy commencing in mid-1990. While the State budget for fiscal 1996-97 again calls for a balanced budget, gaps between actual revenues and expenditures may arise in the current year and in future fiscal years. Because the State, New York City, the State's other political subdivisions and the State Authorities, all of which borrow money, are or are perceived in the marketplace to be financially interdependent, financial difficulty experienced by one can adversely affect the market value and marketability of obligations issued by others. The State's credit is presently involved with the indebtedness of the Authorities because of the State's guarantee or other support. This indebtedness is substantial in amount. The Authorities are likely to require further financial assistance from the State. During the last several fiscal years, New York City experienced significant shortfalls in almost all of its major tax sources and increases in social services costs, and has been required to take actions to close substantial budget gaps in order to maintain balanced budgets. Similar shortfalls and budget gaps have been predicted for future years and will require further action by the City's government.

TEXAS BONDS -- RISK FACTORS. Texas' economy recovered from the recession that began in the mid-1980s after a collapse in oil prices. The economy has become more stable due to increased diversification, with the oil and gas industry diminishing in relative importance while service-producing sectors produce the major source of job growth. The 1996-97 biennial all funds budget for the State did not require increasing state taxes, based on the implementation of certain cost-cutting measures and an expected increase in receipt of federal funds. Although we anticipate that most of the bonds in the Texas Series will be revenue obligations or general obligations of local governments or authorities, any circumstances that affect the State's credit standing may also affect the market value of these other bonds held by the Texas Series, either directly or indirectly, as a result of a dependency of local governments and other authorities upon State aid and reimbursement programs.

WASHINGTON BONDS -- RISK FACTORS. The State of Washington's economy includes manufacturing and service industries as well as agricultural and timber production. The State's leading export industries are aerospace, forest products, agriculture and food processing. The Boeing Company, one of the world's largest aerospace firms, is the State's largest employer and as such has a significant impact, in terms of production, employment and labor earnings, on the State's economy. Boeing underwent significant production and work force reductions in 1993, 1994 and 1995. On December 15, 1996, Boeing announced its plans to merge with McDonnell Douglas in a $14 billion stock deal. As a result, the Boeing revenues are expected to grow significantly in 1997. Continued
declines  in the  forest  products  industry  are  expected  in the future and a decrease  in  employment  in this area is also  expected.  State law  requires a balanced budget. The Governor has a statutory responsibility to reduce expenditures across the board to avoid any cash deficit at the end of a biennium. In addition, State law prohibits State tax revenue growth from exceeding the growth of State personal income. To date, Washington State tax revenue increases have remained substantially below the applicable limit.

PUERTO RICO -- RISK FACTORS. The Fund may have significant investments in bonds issued by the Commonwealth of Puerto Rico and its instrumentalities. The economy of Puerto Rico is dominated by diversified manufacturing and service sectors. It is closely integrated, through extensive trade, with that of the mainland United States, and its economic health is closely tied to the price of oil and the state of the U.S. economy. Puerto Rico has a rate of unemployment exceeding the U.S. average.

Puerto Rico's economy has experienced significant growth since fiscal 1989. Continued growth in fiscal 1996 and 1997 will depend on several factors, including the state of the U.S. economy, the relative stability of the price of oil and borrowing costs.

We will not change our investment objectives without shareholder approval. If we determine that our objectives can best be achieved by a change in investment policy or strategy, we may make such change without shareholder approval by disclosing it in our prospectus.

5   PURCHASES

GENERAL
HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor LLC ("Lord Abbett Distributor"), our exclusive selling agent. Place your order with your investment dealer or send it to Lord Abbett Tax-Free Income Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141). The minimum initial investment is $1,000 except for Invest-A-Matic and Div-Move ($250 initial and $50 monthly minimum). Subsequent investments may be made in any amount. See "Shareholder Services". For information regarding proper form of a purchase or redemption order, call the Fund at 800-821-5129. This offering may be suspended, changed or withdrawn. Lord Abbett Distributor reserves the right to reject any order.

The net asset values of our shares are calculated every business day as of the close of the New York Stock Exchange ("NYSE") by dividing net assets by the number of shares outstanding. Securities are valued at their market value as more fully described in the Statement of Additional Information.

BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor in proper form prior to the close of its business day, will be confirmed at the applicable public offering price effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the applicable public offering price effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares during such period, or pay an additional concession to a dealer who, during a specified period, sells a minimum dollar amount of our shares and/or shares of other Lord

Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Lord Abbett Distributor may from time to time implement promotions under which Lord Abbett Distributor will pay a fee to dealers with respect to certain purchases not involving imposition of a sales charge. Additional payments may be paid from Lord Abbett Distributor's own resources and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at resorts or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments will include payment of various business expenses of the dealer.

In selecting dealers to execute portfolio transactions, if two or more dealers are considered capable of providing best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

ALTERNATIVE SALES ARRANGEMENTS.
Certain Series of the Fund offer investors different classes of shares. The different classes of a Series represent investments in the same portfolio of securities but are subject to different expenses and will be likely to have different share prices.

NATIONAL SERIES. The National Series offers Class A, Class B and Class C shares. Investors considering an investment in the National Series should pay particular attention to the sections below headed "Investment in a Multi-Class Series", "Buying Class A Shares", "Buying Class B Shares" and "Buying Class C Shares".

NEW YORK and CALIFORNIA SERIES. The New York and California Series offer Class A and Class C shares. Investors considering an investment in the New York or California Series should pay particular attention to the sections below headed "Investment in a Multi-Class Series", "Buying Class A
Shares" and "Buying Class C Shares".

CONNECTICUT, HAWAII, MINNESOTA, MISSOURI NEW JERSEY, TEXAS and WASHINGTON SERIES. Each of the above Series is a single-class series, offering Class A shares only. Investors considering an investment in any of the above Series should read the section below headed "Buying Class A Shares" carefully.

CLASS A SHARES. If you buy Class A shares of any Series, you pay an initial sales charge on investments of less than $1 million. If you purchase Class A shares as part of an investment of at least $1 million in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Series a contingent deferred sales charge ("CDSC") of 1%. Class A shares are subject to service and distribution fees that are currently estimated to total annually for the National, California, Connecticut, Hawaii, Minnesota, Missouri, New Jersey, New York, Texas and Washington Series approximately 0.26, 0.25, 0.21, 0.22, 0.30, 0.32, 0.22, 0.22, 0.24 and 0.00 of
1%, respectively, of the annual net asset value of the Class A shares of each Series. The initial sales charge rates, the CDSC and the Rule 12b-1 Plan applicable to the Class A shares are described in "Buying Class A Shares" below.

CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 Plan applicable to the Class B shares are described in "Buying Class B Shares" below.

CLASS C SHARES. If you buy Class C shares offered by the National, California and New York Series, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Series a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 Plan applicable to the C shares are described in "Buying Class C Shares" below.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the National, California or New York Series is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Series' class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment. We used the sales charge rates that apply to Class A, Class B and Class C shares, and considered the effect of the higher distribution fee on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Series' actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD ON TO YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares, for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. Although we believe you ought to have a long-term investment horizon, if you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, Lord Abbett Distributor normally will not accept purchase orders for Class B shares of $500,000 or more and for Class C shares of $1,000,000 or more from a single investor.

Investing for the Longer Term. If you are investing in the National Series for the longer term (for example, future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable for Class B shareholders (because of the effect of the CDSC on withdrawals over 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

HOW DOES IF AFFECT PAYMENTS TO MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

BUYING CLASS A SHARES (ALL SERIES). For each Series, the offering price of Class A shares is based on the per-share net asset value calculated as of the times described above, plus a sales charge as follows.



                              Sales Charge as a             Dealer's
                              Percentage of:                Concession
                                                              as a          To Compute
                                             Net            Percentage      Offering
                              Offering       Amount         of Offering     Price, Divide
        Size of Investment    Price          Invested       Price           NAV by

        Less than $50,000       4.75%        4.99%          4.00%          .9525
        $50,000 to $99,999      4.75%        4.99%          4.25%          .9525
        $100,000 to $249,999    3.75%        3.90%          3.25%          .9625
        $250,000 to $499,999    2.75%        2.83%          2.50%          .9725
        $500,000 to $999,999    2.00%        2.04%          1.75%          .9800
        $1,000,000 or more       No Sales Charge            1.00%+         .9900

The following $1 million category is for each of the Washington and Minnesota
Series only until such Series' Rule 12b-1 Plan becomes effective, at which time the salescharge table above will apply to such Series.

        $1,000,000 or more      1.00%        1.01%          1.00%+         .9900

+Authorized institutions receive concessions on purchases made by a $1 million or more purchaser or a Retirement Plan with at least 100 eligible employees within a 12-month period (beginning with the first net asset value purchase) as follows: 1.00% on purchases of $5 million, 0.55% of the next $5 million, 0.50% of the next $40 million and 0.25% on purchases over $50 million. See "Class A Rule 12b-1 Plan" below.

CLASS A VOLUME DISCOUNTS. This section describes several ways to qualify for a lower sales charge if you inform Lord Abbett Distributor or the Fund that you are eligible at the time of purchase.

(1) Any purchaser (as described below) may aggregate a Class A share purchase in the Fund with purchases of any other eligible Lord Abbett-sponsored fund, together with the current value at maximum offering price of any shares in the Fund and in any eligible Lord Abbett-sponsored funds held by the purchaser. (Holdings in the following funds are not eligible for the above rights of accumulation: Lord Abbett Equity Fund ("LAEF"), Lord Abbett Series Fund ("LASF"), any series of the Lord Abbett Research Fund if not offered to the general public ("LARF") and Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF"), except for existing holdings in GSMMF which are attributable to shares exchanged from a Lord Abbett-sponsored fund.) (2) A purchaser may sign a non-binding 13-month statement of intention to invest $100,000 or more in the Fund or in any of the above eligible funds. If the intended purchases are completed during the period, each purchase will be at the sales charge, if any, applicable to the aggregate of such purchaser's intended purchases. If not completed, each purchase will be at the sales charge for the aggregate of the actual purchases. Shares issued upon reinvestment of dividends or distributions are not included in the statement of intention. The term "purchaser" includes
(i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code -- more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

CLASS A SHARE NET ASSET VALUE PURCHASES. Each Series' Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett Distributor who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of any national securities trade organization to which Lord Abbett or Lord Abbett Distributor belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "directors" and "employees of Lord Abbett" also include other family members and retired directors and employees. Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions on Class A shares of other Lord Abbett-sponsored funds, except for dividends and distributions on shares of LARF, LAEF and LASF, (c) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our Class A shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, (d) by employees, partners and owners of unaffiliated consultants and advisers to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide services to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, and (e) subject to appropriate documentation, through a securities dealer where the amount invested represents redemption proceeds from shares ("Redeemed Shares") of a registered open-end management investment company not distributed or managed by Lord Abbett (other than a money market fund), if such redemptions have occurred no more than 60 days prior to the purchase of our Class A shares, the Redeemed Shares were held for at least six months prior to redemption and the proceeds of redemption were maintained in cash or a money market fund prior to purchase. Purchasers should consider the impact, if any, of contingent deferred sales charges in determining whether to redeem shares for subsequent investment in our Class A shares. Lord Abbett Distributor may suspend or terminate the purchase option referred to in (e) above at any time.

Our Class A shares may be issued at net asset value in exchange for the assets, subject to possible tax adjustment, of a personal holding company or an investment company.

CLASS A RULE 12B-1 PLAN . We have adopted new Class A share Rule 12b-1 Plans for each Series (the "A Plans", each an "A Plan") which authorizes the payment of fees to authorized institutions (except as to certain accounts for which tracking data is not available) in order to provide additional incentives for them (a) to provide continuing information and investment services to their Class A shareholder accounts and otherwise to encourage those accounts to remain invested in the applicable Series and (b) to sell Class A shares of the applicable Series. Under the A Plans, in order to save on the expense of shareholders' meetings and to provide flexibility to the Board of Directors, the Board, including a majority of the outside directors who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, is authorized to approve annual fee payments from our Class A assets of up to 0.50 of 1% of the average net of such assets consisting of distribution and service fees, each at a maximum annual rate not exceeding 0.25 of 1% subject to certain exceptions described below (the "Fee Ceiling").

NATIONAL,   CALIFORNIA,  NEW  YORK  and  TEXAS  A  PLANS.  Under  the  National,
California, New York and Texas Series A Plans (except as to certain accounts for which tracking data is not available) the Board has approved payments by the Series to Lord Abbett Distributor which uses or passes on to authorized institutions (1) an annual service fee (payable quarterly) of (i) with respect to the National, New York and Texas Series, 0.15% of the average daily net asset value of the Series' shares sold by dealers prior to June 1, 1990 and 0.25% of the average daily net asset value of such shares serviced by authorized institutions on or after that date and (ii) with respect to the California Series, 0.25% of the average daily net asset value of the Series' shares serviced by authorized institutions and (2) a one-time distribution fee of up to 1% (reduced according to the following schedule: 1% of the first $5 million,
 .55% of the next $5 million, .50% of the next $40 million and .25% over $50 million), payable at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale (i) at the $1 million level by authorized institutions, including sales qualifying at such level under the rights of accumulation and statement of intention privileges; and (ii) through Retirement Plans with at least 100 eligible employees. In addition, the Board has approved for those authorized institutions which qualify, a supplemental annual distribution fee equal to 0.10% of the average daily net asset value of the Class A shares serviced by authorized institutions which have a satisfactory program for the promotion of such shares comprising a significant percentage of the Class A assets, with a lower than average redemption rate. Institutions and persons permitted by law to receive such fees are "authorized institutions".

Under the A Plans, Lord Abbett Distributor is permitted to use payments received to provide continuing services to Class A shareholder accounts not serviced by authorized institutions and, with Board approval, to finance any activity which is primarily intended to result in the sale of Class A shares. Any such payments are subject to the Fee Ceiling. Any payments under that Plan not used by Lord Abbett Distributor in this manner are passed on to authorized institutions.

CONNECTICUT, HAWAII, MINNESOTA, MISSOURI, NEW JERSEY and WASHINGTON A PLANS. Separate A Plans have been adopted by the Connecticut, Hawaii, Minnesota, Missouri, New Jersey and Washington Series. Each of these A Plans is identical to the Plans for the National, New York and Texas Series, except for slightly different service fee payment arrangements as discussed below. Each A Plan has become effective except for the Washington and Minnesota Series which will go into effect on the first day (the "effective date") of the quarter subsequent to its net assets reaching $100 million. The Fund cannot estimate when the net assets of the Washington or Minnesota Series will reach the level required for effectiveness of that Series' A Plan. Under each Plan the Board has approved service fee payment arrangements by each such Series to Lord Abbett Distributor which uses or passes on to authorized institutions an annual service fee (payable quarterly) of (a) in the case of the Connecticut and Missouri Series,
 .25% of the average daily net asset value of shares serviced by authorized institutions from commencement of the Series' public offering and (b) in the case of the Hawaii, Minnesota, New Jersey and Washington Series, .15% of the average daily net asset value of such shares sold prior to its effective date and .25% of the average daily net asset value of such shares sold on or after that date.

Holders of Class A shares on which the 1% sales distribution fee has been paid may be required to pay to the Series on behalf of the Class A shares a contingent deferred sales charge ("CDSC") of 1% of the original cost or the then net asset value, whichever is less, of all Class A shares of each Series so purchased which are redeemed out of the Lord Abbett-sponsored family of funds on or before the end of the twenty-fourth month after the month in which the purchase occurred. (An exception is made for redemptions by Retirement Plans due to any benefit payment such as Plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants or the distribution of any excess contributions.) If Class A shares have been exchanged into another Series or Lord Abbett fund and are thereafter redeemed out of the Lord Abbett Family of Funds on or before the end of such twenty-fourth month, the charge will be collected for the Series by the other Series or fund. Each of the above Series will collect such a charge for other Series and other such funds in a similar situation.

BUYING CLASS B SHARES (National Series Only). Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed for cash before the sixth anniversary of their purchase, a CDSC may be deducted from the redemption proceeds. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The Class B CDSC is paid to Lord Abbett Distributor to compensate it for its services rendered in connection with the distribution of Class B shares, including the payment and financing of sales commissions. See "Class B Rule 12b-1 Plan" below.

To determine whether the CDSC applies to a redemption, the National Series redeems Class B shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held until the sixth anniversary of their purchase or later, and (3) shares held the longest before the sixth anniversary of their purchase.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule.


                                             Contingent Deferred Sales Charge
Anniversary of                               on Redemptions (As % of Amount
Purchase                                     Subject to Charge)
Before the 1st........................................................5.0%
On the 1st, before the 2nd............................................4.0%
On the 2nd, before the 3rd............................................3.0%
On the 3rd, before the 4th............................................3.0%
On the 4th, before the 5th............................................2.0%
On the 5th, before the 6th ...........................................1.0%
On or after the 6th anniversary........................................None

In the table, an "anniversary" is the 365th day subsequent to a purchase or a prior anniversary. All purchases are considered to have been made on the business day the purchase was made. See "Buying Shares Through Your Dealer" above.

If Class B shares are exchanged into the same class of another Lord Abbett-sponsored fund and the new shares are subsequently redeemed for cash before the sixth anniversary of the original purchase, the CDSC will be payable on the new shares on the basis of the time elapsed from the original purchase. The Fund will collect such a charge for other Lord Abbett-sponsored funds in a similar situation.

WAIVER OF CLASS B SALES CHARGES. The Class B CDSC will not be applied to shares purchased in certain types of transactions nor will it apply to shares redeemed in certain circumstances as described below.
The Class B CDSC will be waived for redemptions of shares (i) in connection with the Systematic Withdrawal Plan and Div-Move services, as described in more detail under "Shareholder Services" below; (ii) by Retirement Plans due to any benefit payment such as Plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants or the distribution of any excess contributions, (iii) in connection with mandatory distributions under 403(b) plans and individual retirement accounts and (iv) in connection with death of a shareholder in a non-Retirement Plan situation.

CLASS B 12b-1 PLAN. The Fund has adopted a Class B share Rule 12b-1 Plan (the "B Plan") for the Class B shares of the National Series under which the National Series periodically pays Lord Abbett Distributor (i) an annual service fee of
0.25 of 1% of the average daily net asset value of the Class B shares and (ii) an annual distribution fee of 0.75 of 1% of the average daily net asset value of the Class B shares that are outstanding for less than 8 years.

Lord Abbett Distributor uses the service fee to compensate authorized institutions for providing personal services for accounts that hold Class B shares. Those services are primarily similar to those provided under the A Plans, described above.

Lord Abbett Distributor pays an up-front payment to authorized institutions totaling 4%, consisting of 0.25% for service and 3.75% for a sales commission as described below.

Lord Abbett Distributor pays the 0.25% service fee to authorized institutions in advance for the first year after Class B shares have been sold by the authorized institutions. After the shares have been held for a year, Lord Abbett Distributor pays the service fee on a quarterly basis. Lord Abbett Distributor is entitled to retain such service fee payable under the B Plan with respect to accounts for which there is no authorized institution of record or for which such authorized institution did not qualify. Although not obligated to do so, Lord Abbett Distributor may waive receipt from the Fund of part or all of the service fee payments.

The 0.75% annual distribution fee is paid to Lord Abbett Distributor to compensate it for its services rendered in connection with the distribution of Class B shares, including the payment and financing of sales commissions. Although Class B shares are sold without a front-end sales charge,

Lord Abbett Distributor pays authorized institutions responsible for sales of Class B shares a sales commission of 3.75% of the purchase price. This payment is made at the time of sale from Lord Abbett Distributor's own resources. Lord Abbett has made arrangements to finance these commission payments, which arrangements include non-recourse assignments by Lord Abbett Distributor to the financing party of such distribution and CDSC payments which are made to Lord Abbett Distributor by shareholders who redeem their Class B shares within six years of their purchase.

The distribution fee and CDSC payments described above allow investors to buy Class B shares without a front-end sales charge while allowing Lord Abbett Distributor to compensate authorized institutions that sell Class B shares. The CDSC is intended to supplement Lord Abbett Distributor's reimbursement for the commission payments it has made with respect to Class B shares and its related distribution and financing costs. The distribution fee payments are at a fixed rate and the CDSC payments are of a nature that, during any year, both forms of payment may not be sufficient to reimburse Lord Abbett Distributor for its actual expenses. The Fund is not liable for any expenses incurred by Lord Abbett Distributor in excess of (i) the amount of such distribution fee payments to be received by Lord Abbett Distributor and (ii) unreimbursed distribution expenses of Lord Abbett Distributor incurred in a prior plan year, subject to the right of the Board of Directors or shareholders to terminate the B Plan. Over the long term, the expenses incurred by Lord Abbett Distributor are likely to be greater than such distribution fee and CDSC payments. Nevertheless, there exists a possibility that for a short-term period Lord Abbett Distributor may not have sufficient expenses to warrant reimbursement by receipt of such distribution fee payments. Although Lord Abbett Distributor undertakes not to make a profit under the B Plan, the B Plan is considered a compensation plan (i.e., distribution fees are paid regardless of expenses incurred) in order to avoid the possibility of Lord Abbett Distributor not being able to receive distribution fees because of a temporary timing difference between its incurring expenses and receipt of such distribution fees.

AUTOMATIC CONVERSION OF CLASS B SHARES. On the eighth anniversary of your purchase of Class B shares, those shares will automatically convert to Class A shares. This conversion relieves Class B shareholders of the higher annual distribution fee that applies to Class B shares under the Class B Rule 12b-1
Plan. The conversion is based on the relative net asset value of the two classes, and no sales charge or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions will also convert to Class A shares on a pro rata basis. The conversion feature is subject to the continued availability of an opinion of counsel or of a tax ruling described in "Purchase, Redemptions and Shareholder Services" in the Statement of Additional Information.

BUYING CLASS C SHARES (National, California and New York Series only). Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed for cash before the first anniversary of their purchase, a CDSC of 1% may be deducted from the redemption proceeds. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The Class C CDSC is paid to the Series to reimburse it, in whole or in part, for the service and distribution fee payment made by the Series at the time such shares were sold, as described below. To determine whether the CDSC applies to a redemption, the Series redeem Class C shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for one year or more, and (3) shares held the longest before the first anniversary of their purchase. If Class C shares are exchanged into the same class of another Series or another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other series or fund on behalf of this Series' Class C shares. Each Series will collect such a charge for other Series or Lord Abbett-sponsored funds in a similar situation.

CLASS C RULE 12b-1 PLAN. The Fund has adopted a Class C share Rule 12b-1 Plan (the "C Plan") on behalf of each of the National, California and New York Series under which (except as to certain accounts for which tracking data is not available) each such Series pays authorized institutions through Lord Abbett Distributor (1) a service fee and a distribution fee, at the time shares are sold, not to exceed 0.25 and 0.75 of 1%, respectively, of the net asset value of such shares and (2) at each quarter-end after the first anniversary of the sale of shares, fees for services and distribution at annual rates not to exceed 0.25 and 0.75 of 1%, respectively, of the average annual net asset value of such shares outstanding (payments with respect to shares not outstanding during the full quarter to be prorated). These service and distribution fees are for purposes similar to those mentioned above with respect to the A Plan. Sales in clause (1) exclude shares issued for reinvested dividends and distributions and shares outstanding in clause (2) include shares issued for reinvested dividends and distributions after the first anniversary of their issuance. Lord Abbett Distributor may retain from the quarterly distribution fee, for the payment of distribution expenses incurred directly by it, an amount not to exceed .10% of the average annual net asset value of such shares outstanding.

JURISDICTIONS - The California Series is sold only to residents of Arizona, California, Colorado, District of Columbia, Hawaii, Nevada and New Jersey. The New York Series is sold only to residents of California, Colorado, Connecticut, District of Columbia, Florida, Georgia, Hawaii, Illinois, Indiana, Kentucky, Louisiana, Minnesota, Missouri, New Jersey, New York, North Carolina, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, Utah, Vermont, Virginia, West Virginia and Wyoming. The New Jersey Series may be sold in the same jurisdictions except for Rhode Island and Vermont. The Texas Series may be sold in the same jurisdictions as the New Jersey Series plus New Mexico and Texas. The Connecticut Series, with the addition of Massachusetts, may be sold in the same jurisdictions as the New York Series except for Indiana and Vermont. The Hawaii and Missouri Series may be sold in the same jurisdictions as the New York Series except for Indiana, Rhode Island and Vermont and, in the case of the Hawaii Series, except in California. The Washington Series, with the addition of Alaska and Washington, may be sold in the same jurisdictions as the Missouri Series. The Minnesota Series may be sold in the same jurisdictions as the New York Series, except for Rhode Island, Vermont and West Virginia.

6 SHAREHOLDER SERVICES

We offer the following shareholder services:
Telephone Exchange Privilege: Shares of any Series may be exchanged, without a service charge: (a) for those of any other Series or any other Lord Abbett-sponsored fund except for (i) LAEF, LARF and LASF and (ii) certain tax-free single-state series where the exchanging shareholder is a resident of a state in which such series is not offered for sale and (b) for shares of any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria (such series or funds together, "Eligible Funds").

You or your representative with proper identification can instruct the Fund to exchange uncertificated shares (held by the transfer agent) by telephone. Shareholders have this privilege unless they refuse it in writing. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification and recording all telephone exchanges. Instructions must be received by the Fund in Kansas City (800-821-5129) prior to the close of the NYSE to obtain each fund's net asset value per share on that day. Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market change. The exchange privilege should not be used to take advantage of short-term swings in the market. The Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. The Fund can revoke the privilege for all shareholders upon 60 days' prior written notice. A prospectus for the other Lord Abbett-sponsored fund selected by you should be obtained and read before an exchange. Exercise of the Exchange Privilege will be treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be recognized.

SYSTEMATIC WITHDRAWAL PLAN ("SWP"): Except for retirement plans for which there is no such minimum, if the maximum offering price value of your uncertificated shares is at least $10,000, you may have periodic cash withdrawals automatically paid to you in either fixed or variable amounts. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of either the current net asset value of your account or your original purchase price, whichever is higher. For Class B (over 12% per year) and C shares, redemption proceeds due to a SWP will be derived from the following sources in the order listed: (1) shares acquired by reinvestment of dividends and capital gains, (2) shares held for six years or more (Class B) or one year or more (Class C); and (3) shares held the longest before the sixth anniversary of their purchase (Class B) or before the first anniversary of their purchase (Class C). Shareholders should be careful in establishing a SWP, especially to the extent that such a withdrawal exceeds the annual total return for a class, in which case, the shareholder's original principal will be invaded and, over time, may be depleted.

DIC-MOVE: You can invest the dividends paid on your account ($50 minimum investment) into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. Such dividends are not subject to a CDSC. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC: You can make fixed, periodic investments ($50 minimum investment) into the Fund and/or any Eligible Fund by means of automatic money transfers from your bank checking account. You should read the prospectus of the other fund before investing.

HOUSEHOLDING: A single copy of an annual or semi-annual report will be sent to an address to which more than one registered shareholder of the Fund with the same last name has indicated mail is to be delivered, unless additional reports are specifically requested in writing or by telephone. All correspondence should be directed to Lord Abbett Tax-Free Income Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141).

7 OUR MANAGEMENT

Our business is managed by our officers on a day-to-day basis under the overall direction of our Board of Directors. We employ Lord Abbett as investment manager for each Series, pursuant to Management Agreements applicable to one or more specific Series of the Fund ("Management Agreements"). These Management Agreements are identical except that the Management Agreements for the Hawaii, Minnesota and Washington Series provide for the repayment, under certain circumstances, of management fees waived and certain expenses assumed by Lord Abbett, as described below. Lord Abbett has been an investment manager for over 67 years and currently manages approximately $21 billion in a family of mutual funds and advisory accounts. Under the Management Agreements, Lord Abbett provides us with investment management services and personnel, pays the remuneration of our officers and of our directors affiliated with Lord Abbett, provides us with office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and supervision of our portfolios and certain other costs. Lord Abbett provides similar services to twelve other funds having various investment objectives and also advises other investment clients. Zane E. Brown, a Lord Abbett partner and its Director of Fixed Income, has been primarily responsible for the day-to-day management of the Fund since January 1, 1996, although he has been involved with the Fund's management since 1992. Prior to joining Lord Abbett in 1992, Mr. Brown was Executive Vice President in charge of fixed income at Equitable Capital Management Co. Robert S. Dow, Chairman, President and Director of the Lord Abbett family of funds, has been a Lord Abbett partner for over five years, and was primarily responsible for the day-to-day management of the Fund before Mr. Brown. Mr. Dow delegated (and Mr. Brown will continue to delegate) management duties to other Lord Abbett employees who may be Fund officers.

Under the Management Agreements, we are obligated to pay Lord Abbett a monthly fee, at the annual rate of .50 of 1%, based on the average daily net assets of each Series for each month. For the fiscal year ended September 30, 1996, with respect to the Texas, California (August 31, 1996), New Jersey, Connecticut, Missouri, Hawaii, Washington and Minnesota Series, Lord Abbett waived $172,582,
$322,490,   $148,339,   $500,557,   $201,043,  $258,022,  $55,661  and  $34,041,
respectively, in management fees. In addition, we pay all expenses not expressly assumed by Lord Abbett. Our Class A share ratios of expenses,  including  management  fee  expenses,  to average net assets for the year ended September 30, 1996 (August 31, 1996 for California) were .75%, .90%, .81%, .69%, .79%, .38%, .00%, .77%, .57% and .60% for the
California, National, New York, Texas, New Jersey, Connecticut, Minnesota, Missouri, Hawaii and Washington Series, respectively. The California (August 31,
1996),  Texas,  New  Jersey,  Connecticut,   Missouri,  Hawaii,  Washington  and
Minnesota Series' Class A share expense ratios would have been .86%, .87%, .86%,
 .80%, .92%, .87%, .68% and .91%, respectively, had Lord Abbett not waived all or a portion of its management fees. Lord Abbett waived management fees and subsidized expenses with respect to the Minnesota Series. Without this subsidy the expense ratio would have been .91%. Our Class C share ratio of expenses, including management fee expenses, to average net assets for the period July 15, 1996 to September 30, 1996 were .34% and .34% (not annualized), for the National and New York Series, respectively. For the California Class C shares, this ratio was .17% (not annualized) for the period July 15, 1996 to August 31, 1996.

For the National Series for the period from August 1, 1996 through September 30, 1996, the Class B share ratio of expenses, including management fee expenses, to average net assets, was .20% (not annualized).

The Management Agreement relating to the Minnesota Series provides for the Series to repay Lord Abbett without interest for any expenses assumed by Lord Abbett on and after the first day of the calendar quarter after the net assets of the Series first reach $50 million ("commencement date"), to the extent that the expense ratio of the Series (determined before taking into account any fee waiver or expense assumption) is less than .85%. Commencing with the first day of the calendar quarter after the net assets of the Minnesota Series first reach $100 million, such repayments shall be made to the extent that such expense ratio so determined is less than 1.05%. The Minnesota Series shall not be obligated to repay any such expenses after the earlier of the termination of the Management Agreement or the end of five full fiscal years after the commencement date with respect to such Series. The Minnesota Series will not record as obligations in its financial statements any expenses which may possibly be repaid to Lord Abbett under this repayment formula, unless such repayment is probable at the time. If such repayment is not probable, the Series will disclose in a note to its financial statements that such repayments are possible.

We will not hold annual meetings of shareholders unless required to do so by the Act, the Board of Directors or the shareholders with one-quarter of the outstanding stock entitled to vote. See the Statement of Additional Information for more details.

The Fund was incorporated under Maryland law on December 27, 1983. Each outstanding share of a Series has one vote on all matters voted upon by that Series and an equal right to dividends and distributions of that Series and where a Series has a multi-class structure, shares of each class have equal rights as to voting, dividends, assets and liquidation except for differences resulting from certain class-specific expenses. All shares have noncumulative voting rights for the election of directors.

8 DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

Dividends from net investment income are declared daily and paid monthly. They may be taken in cash or reinvested in additional shares at net asset value without a sales charge. If you elect a cash payment (i) a check will be mailed to you as soon as possible after the monthly reinvestment date or (ii) if you arrange for direct deposit, your payment will be wired directly to your bank account within one day after the payable date. You begin earning dividends on the business day on which payment for the purchase of your shares is received.

A long-term capital gains distribution is made when we have net profits during the year from sales of securities which we have held more than one year. If we realize net short-term capital gains, they also will be distributed. Any capital gains distribution will be made annually in December. You may take it in cash or reinvest it in additional shares at net asset value without a sales charge.

Dividends and distributions may be paid in December or January. Dividends and distributions declared in October, November or December of any year to shareholders of record as of a date in such a month will be treated, for federal income tax purposes as having been received by shareholders in that year, if they are paid before February 1 of the following year.

We intend to continue to meet the requirements of Subchapter M of the Internal Revenue Code. We will try to distribute to shareholders all our net investment income and net realized capital gains, so as to avoid the necessity of the Fund paying federal income tax. Distributions derived from net long-term capital gains which are designated by the Fund as "capital gains dividends" will be taxable to shareholders as long-term capital gains, whether received in cash or shares, regardless of how long a taxpayer has held the shares. Under current law, net long-term capital gains are taxed at the rates applicable to ordinary income, except that the maximum rate for long-term capital gains for individuals is 28%. Legislation has recently been proposed which would have the effect of reducing the federal income tax rate on capital gains.

Shareholders may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold and remit to the U.S. Treasury for federal income taxes a portion (31%) of any redemption proceeds (including the value of shares exchanged into another Lord Abbett-sponsored fund) and of any taxable dividend or distribution on any account where the payee failed to provide a correct taxpayer identification number or to make certain required certifications.

Shareholders receiving Social Security benefits and certain railroad retirement benefits may be subject to federal income tax on up to 85% of such benefits as a result of receiving investment income, including tax-exempt income (such as exempt-interest dividends) and other distributions paid by the Fund. The tax will be imposed on up to one-half of such benefits only when the sum of the recipient's adjusted gross income (plus miscellaneous adjustments), tax-exempt interest income and one-half of Social Security income exceeds $25,000 for individuals ($32,000 for individuals filing a joint return). The tax will be imposed on up to 85% of such benefits only when such sum exceeds $34,000 for individuals ($44,000 for individuals filing a joint return). Shareholders receiving such benefits should consult their tax advisers.

New York Taxes -- In the opinion of Debevoise & Plimpton, counsel to the Fund, dividends paid by the New York Series will not be subject to New York State and New York City personal income taxes to the extent that they are derived from interest on obligations of the State of New York and its political subdivisions which are exempt from federal income tax. In addition, dividends derived from interest on debt obligations issued by certain other governmental entities (for example, U.S. territories) will be similarly exempt.

For New York State and City personal income tax purposes, distributions, whether received in cash or additional shares, paid from the Fund's other investment income and from any net realized short-term capital gains, are taxable as ordinary income and distributions from net realized long-term capital gains are treated as long-term capital gains, regardless of how long a shareholder has held the shares.

Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to New York State franchise taxes and to the New York City General Corporation Tax, if received by a corporation subject to those taxes, to state taxes in states other than New York and to local taxes in cities other than New York City.

California Taxes -- Exempt-interest dividends derived from interest income on municipal bonds issued by the State of California and its political subdivisions, agencies and instrumentalities and on obligations of the federal government or certain other government authorities (for example, Puerto Rico) paid to individual shareholders will be exempt from California personal income tax. Such dividends may be subject to California franchise taxes if received by a corporation subject to such taxes and to state and local taxes in states other than California.

Connecticut Taxes -- Dividends paid by the Connecticut Series will not be subject to the Connecticut personal income tax to the extent that they are derived from interest on obligations of the State of Connecticut or any of its political subdivisions which are exempt from federal income tax or derived from interest on debt obligations issued by certain other government entities (for example, U.S. territories). Dividends and distributions, whether received in cash or additional shares, derived from the Connecticut Series' other investment income and capital gains are subject to tax.

Distributions from investment income and capital gains, including exempt-interest dividends derived from interest that is exempt from Connecticut personal income tax and federal income tax, may be subject to the Connecticut Corporation Business Tax if received by a corporation subject to such tax, to state taxes in states other than Connecticut and to local taxes.

Hawaii Taxes -- Dividends paid by the Hawaii Series generally will be exempt from Hawaii income tax to the extent that they are derived from interest on obligations of the State of Hawaii or any of its political subdivisions or authorities or obligations issued by certain other government authorities (for example, U.S. territories). Dividends and distributions derived from the Series' other investment income and short-term capital gains will be subject to Hawaii income tax as ordinary income and distributed and undistributed net realized long-term capital gains will be subject to Hawaii income tax as capital gains.

Dividends and distributions paid by the Series, including dividends that are exempt from Hawaii income tax as described above, will be subject to the Hawaii franchise tax if received by a corporation subject to such taxes and may be subject to state taxes in states other than Hawaii or to local taxes.

Minnesota Taxes -- Shareholders of the Minnesota Series who are individuals, estates, or trusts and who are subject to regular Minnesota personal income tax will not be subject to such regular Minnesota tax on Minnesota Series dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under Section 852 (b) (5) of the Internal Revenue Code which are derived from interest on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities. The foregoing will apply, however, only if the portion of the exempt-interest dividends from such Minnesota sources that is paid to all shareholders represents 95% or more of the exempt-interest dividends that are paid by the Minnesota Series. If the 95% test is not met, all exempt-interest dividends paid by the Minnesota Series will be subject to the regular Minnesota personal income tax. Even if the 95% test is met, to the extent that exempt-interest dividends that are paid by the Minnesota Series are not derived from the Minnesota sources described in the first sentence of this paragraph, such dividends will be subject to the regular Minnesota personal income tax. Other distributions of the Minnesota Series, including distributions from net short-term and long-term capital gains, are generally not exempt from the regular Minnesota personal income tax.

Minnesota Series dividends, if any, that are derived from interest on certain United States obligations are generally not subject to the regular Minnesota personal income tax or the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Series who are individuals, estates, or trusts.

Minnesota Series distributions, including exempt-interest dividends, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. Minnesota Series distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations, and partnerships.

Except during temporary defensive periods or when acceptable investments are unavailable to the Minnesota Series, at least 80% of the value of the net assets of the Minnesota Series will be maintained in debt obligations which are exempt from federal income tax and Minnesota personal income tax. The Series intends to invest so that the 95% test described in the paragraphs above is met.

Missouri Taxes -- Dividends paid by the Missouri Series generally will be exempt from Missouri personal and corporate income tax to the extent that they are derived from interest on obligations of the State of Missouri or any of its political subdivisions or authorities or obligations issued by certain other government authorities (for example, U.S. territories). The portion of the Series' dividends received by a shareholder that is exempt from Missouri personal or corporate income tax each year may be reduced by interest or other expenses in excess of $500 paid or incurred to purchase or carry shares of the Series or other investments producing income that is exempt from Missouri income tax.

Dividends and distributions derived from the Series' other investment income and its capital gains will be subject to Missouri personal and corporate income tax. Dividends and distributions paid by the Series, including dividends that are exempt from Missouri personal income tax as described above, may be subject to state taxes in states other than Missouri or to local taxes.

New Jersey Taxes -- Dividends and distributions paid by the New Jersey Series will be exempt from New Jersey Gross Income Tax to the extent that they are derived from interest on obligations of the State of New Jersey or its political subdivisions or authorities or on obligations issued by certain other government authorities (for example, U.S. territories) or from capital gains derived from the disposition of such obligations, as long as at least 80% of the Series' interest-bearing and discount obligations are such obligations, and the Series meets certain other investment and filing requirements. We intend to meet those requirements. As long as we meet those requirements, net gains or income derived from the disposition of shares of the New Jersey Series will not be subject to New Jersey Gross Income Tax. Dividends and distributions derived from the Series' other investment income and capital gains will be subject to New Jersey Gross Income Tax.

Dividends and distributions from the New Jersey Series (including exempt-interest dividends and all distributions derived from capital gains) will be subject to the New Jersey corporation business (franchise) tax and the New Jersey corporation income tax if received by a corporation subject to such taxes and may be subject to state taxes in states other than New Jersey and to local taxes.

Annual Information -- Information concerning the tax treatment of dividends and other distributions will be mailed annually to shareholders. Each Series will also provide annually to its shareholders information regarding the source of dividends and distributions of capital gains paid by that Series. You should consult your tax adviser regarding the treatment of those distributions and state and local taxes generally and any proposed changes thereto as well as the tax consequences of gains or losses from the redemption or exchange of our shares.

9 REDEMPTIONS

To obtain the proceeds of an expedited redemption of $50,000 or less, you or your representative with proper identification can telephone the Fund. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, recording all telephone redemptions and mailing the proceeds only to the named shareholder at the address appearing on the account registration.

If you do not qualify for the expedited procedures described above to redeem shares directly, send your request to Lord Abbett Tax-Free Income Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141) with signature(s) and any legal capacity of the signer(s) guaranteed by an eligible guarantor, accompanied by any certificates for shares to be redeemed and other required documentation. We will make payment of the net asset value of the shares on the date the redemption order was received in proper form. Payment will be made within three business days. The Fund may suspend the right to redeem shares for not more than three days (or longer under unusual circumstances as permitted by Federal law). If you have purchased Fund shares by check and subsequently submit a redemption request, redemption proceeds will be paid upon clearance of your purchase check, which may take up to 15 days. To avoid delays you may arrange for the bank upon which a check was drawn to communicate to the Fund that the check has cleared. Shares also may be redeemed by the Fund at net asset value through your securities dealer who, as an unaffiliated dealer, may charge you a fee. If your dealer receives your order prior to the close of the NYSE and communicates it to Lord Abbett, as our agent, prior to the close of Lord Abbett's business day, you will receive the net asset value of the shares being redeemed as of the close of the NYSE on that day. If the dealer does not communicate such an order to Lord Abbett until the next business day, you will receive the net asset value as of the close of the NYSE on that next business day.

Shareholders who have redeemed their shares have a one-time right to reinvest into another account having the identical registration in any of the Eligible Funds, at the then applicable net asset value (i) of the shares being purchased, without the payment of a front-end sales charge or (ii) with reimbursement for the payment of any CDSC. Such reinvestment must be made within 60 days of the redemption and is limited to no more than the amount of the redemption proceeds.

Under certain circumstances and subject to prior written notice, our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares.

10 PERFORMANCE

Lord Abbett Tax-Free Income Fund completed fiscal 1996 on September 30 with aggregate net assets of $2 billion.

Each Series seeks to provide shareholders with high current tax-free income from a portfolio of high-quality municipal bonds. Following are some of the factors that were relevant to the Series' performance over the past year, including market conditions and investment strategies pursued by the Fund's management.

We took advantage of the higher interest rate environment by increasing our position of higher yielding, long-term municipal bonds at the end of March. Because the movement of bonds' yields and prices are inversely related, we believe these securities will appreciate as the economy slows and long-term interest rates begin to come down. As always, the Fund invested in high-quality bonds with good call protection. Call protection has become increasingly important given the continued decrease in the supply of municipal bonds. Essential service revenue bonds, which finance services that typically are in constant demand, remain an important part of the Fund.

YIELD AND TOTAL RETURN. Yield, tax-equivalent yield and total return data may from time to time be included in advertisements about the Series. Each class of shares calculates its "yield" by dividing annualized net investment income per share during a recent 30-day period by the maximum offering price per share on the last day of that period. "Tax-equivalent yield" is calculated by dividing that portion of each class' yield (as determined above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of each class' yield that is not tax exempt. The yield and tax-equivalent yield of each class will differ because of the different expenses (including actual 12b-1 fees) of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend distribution rate may be calculated. Dividend distribution rate is calculated by dividing the dividends of a class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend distribution rate for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Series' net asset value per share. Yields for Class B and Class C shares do not reflect the deduction of the CDSC. "Total return" for the one-, five- and ten-year periods represents the average annual compounded rate of return on an investment of $1,000 in each Series at the maximum public offering price. When total return is quoted for Class A shares, it includes the payment of the maximum initial sales charge. When total return is shown for Class B and Class C shares, it reflects the effect of the applicable CDSC. Total return also may be presented for other periods or based on investment at reduced sales charge levels or net asset value. Any quotation of total return not reflecting the maximum initial sales charge (front-end, back-end or level) would be reduced if such sales charge were used. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. See "Past Performance" in the Statement of Additional Information for a more detailed discussion.

This Prospectus does not constitute an offering in any jurisdiction in which such offer is not authorized or in which the person making such offer is not qualified to do so or to anyone to whom it is unlawful to make such offer.

No person is authorized to give information or to make any representations not contained or incorporated by reference in this Prospectus or in supplemental literature authorized by the Fund, and no person is entitled to rely upon any information or representation not contained herein or therein.

The performance of the Class A shares of each multiclass Series which is shown in the comparisons below will be greater than or less than that shown below for Class B and Class C shares based on the differences in sales charges and fees paid by shareholders investing in the different classes.


Comparison of change in value of a $10,000 investment in Class A shares of Lord Abbett Tax-Free Income Fund National Series, assuming reinvestment of all dividends and distributions, Lipper's Average of National tax-free funds and the Lehman Municipal Bond Index


          Fund at Net         Fund at Maximum        Lehman           Lipper's Average
Date      Asset Value         Offering Price      Municipal Bond      of National
                                                      Index           Tax-Free Funds
----      -----------         ---------------     ---------------     ----------------

9/30/86   $10,000                 $10,000             $10,000           $10,000
9/30/87     9,923                   9,455              10,008             9,800
9/30/88    11,526                  10,982              11,356            11,134
9/30/89    12,585                  11,991              12,431            12,095
9/30/90    13,348                  12,718              13,221            12,738
9/30/91    15,086                  14,374              15,185            14,370
9/30/92    16,712                  15,924              16,857            15,842
9/30/93    19,147                  18,243              19,496            17,917
9/30/94    18,066                  17,214              18,083            17,228
9/30/95    19,844                  18,908              19,574            19,008
9/30/96    21,095                  20,100              20,920            20,074



Average Annual Total Return
      for A Shares (4)

1 Year    5 Years   10 Years
1.20%     5.90%     7.24%

Average Annual Total Return
      for B Shares (5)(6)

1 Year    5 Years     Life of Fund
                    (7/15/96-9/30/96)
-3.90%     N/A            N/A

Average Annual Total Return
      for C Shares (7)(8)

1 Year    5 Years     Life of Fund
                    (7/15/96-9/30/96)
+1.80     N/A             N/A


Comparison of a change in value of a $10,000 investment in Class A shares of Lord Abbett California Tax-Free Income Fund, Inc. (now Class A shares of California Series), assuming reinvestment of all dividends and distributions, Lipper's Average of California tax-free funds and the Lehman Municipal Bond Index



            The Fund        The Fund     Lehman Brothers   Lipper's Average
          at Net Asset     at Maximum       Municipal      of California
Date         Value       Offering Price    Bond Index      Tax-Free Funds
-------------------------------------------------------------------------------

8/31/86     $10,000        $10,000        $10,000         $10,000
8/31/87      10,163          9,678         10,308          10,199
8/31/88      10,866         10,347         11,076          10,849
8/31/89      12,133         11,554         12,446          12,076
8/31/90      12,822         12,207         13,189          12,684
8/31/91      14,476         13,784         14,938          14,134
8/31/92      16,183         15,408         16,754          15,623
8/31/93      18,517         17,632         19,232          17,605
8/31/94      17,900         17,044         18,403          17,362
8/31/95      18,897         17,995         19,391          18,569
8/31/96      19,775         18,830         20,489          19,261


         Average Annual Total Return
            for Class A Shares (4)

  1 Year         5 Years          10 Years
  0.50%           5.47%            6.75%

         Average Annual Total Return
            for Class C Shares (7)(8)

  1 Year         5 Years          Life of Fund
                                (7/15/96-9/30/96)
  +1.70%           N/A                N/A

Comparison of change in value of a $10,000 investment in Class A shares of Lord Abbett Tax-Free Income Fund Missouri Series, assuming reinvestment of all dividends and distributions, Lipper's Average of Missouri tax-free funds and the Lehman Municipal Bond Index



          Fund at Net         Fund at Maximum        Lehman           Lipper's Average
Date      Asset Value         Offering Price      Municipal Bond      of Missouri
                                                      Index           Tax-Free Funds
----      -----------         ---------------     ---------------     ----------------
5/31/91   $10,000             $ 9,524             $10,000             $10,000
9/30/91    10,546              10,044              10,378              10,359
9/30/92    11,756              11,196              11,463              11,384
9/30/93    13,378              12,741              12,923              12,948
9/30/94    12,679              12,075              12,612              12,397
9/30/95    13,973              13,307              14,023              13,630
9/30/96    14,747              14,045              14,34               14,362


    Average Annual Total Return
       for Class A Shares (4)

1 Year       5 Years       Life of Fund
0.60%         5.92%            6.58%

Comparison of change in value of a $10,000 investment in Class A shares of Lord Abbett Tax-Free Income Fund Minnesota Series, assuming reinvestment of all dividends and distributions, Lipper's Average of Minnesota tax-free funds and the Lehman Municipal Bond Index


          Fund at Net         Fund at Maximum        Lehman           Lipper's Average
Date      Asset Value         Offering Price      Municipal Bond      of Minnesota
                                                      Index           Tax-Free Funds
----      -----------         ---------------     ---------------     ----------------
12/27/94  $10,000             $ 9,520             $10,000             $10,000
9/30/95    11,022              10,493              11,281              11,541
9/30/96    11,512              10,959              11,906              11,638

       Average Annual Total Return
          for Class A Shares(4)

1 Year              Life of Fund
                 (12/27/94-9/30/96)
-0.50%                  5.34%

Comparison of change in value of a $10,000 investment in Class A shares of Lord Abbett Tax-Free Income Fund New York Series, assuming reinvestment of all dividends and distributions, Lipper's Average of New York tax-free funds and the Lehman Municipal Bond Index



          Fund at Net         Fund at Maximum        Lehman           Lipper's Average
Date      Asset Value         Offering Price      Municipal Bond      of New York
                                                      Index           Tax-Free Funds
----      -----------         ---------------     ---------------     ----------------

9/30/86      $10,000            $9,521                $10,000           $10,000
9/30/87       10,019             9,539                 10,008             9,664
9/30/88       11,519            10,967                 11,356            10,957
9/30/89       12,571            11,969                 12,431            11,886
9/30/90       13,240            12,606                 13,221            12,410
9/30/91       15,108            14,383                 15,185            13,913
9/30/92       16,723            15,922                 16,857            15,403
9/30/93       19,056            18,142                 19,496            17,516
9/30/94       17,872            17,016                 18,083            16,755
9/30/95       19,503            18,569                 19,574            18,219
9/30/96       20,454            19,474                 20,920            19,231

    Average Annual Total Return
      for Class A Shares (4)

    1 Year    5 Years   10 Years
    -0.10%      5.22%     6.89%

    Average Annual Total Return
      for Class C Shares (7)(8)

     1 Year         Life of Fund
                  (12/27/94-9/30/96)
      N/A                +1.50%

Comparison of a change in value of a $10,000 investment in Class A shares of Lord Abbett Tax-Free Income Fund Hawaii Series, assuming reinvestment of all dividends and distributions, Lipper's Average of Hawaii tax-free funds and the Lehman Municipal Bond Index


          Fund at Net         Fund at Maximum        Lehman           Lipper's Average
Date      Asset Value         Offering Price      Municipal Bond      of Hawaii
                                                      Index           Tax-Free Funds
----      -----------         ---------------     ---------------     ----------------
10/28/91  $10,000             $ 9,520             $10,000             $10,000
9/30/92    10,905              10,382              10,947              10,830
9/30/93    12,634              12,028              12,341              12,189
9/30/94    11,934              11,360              12,044              11,791
9/30/95    13,163              12,531              13,392              12,841
9/30/96    13,943              13,274              13,670              13,592

Average Annual Total Return
    for Class A Shares(4)
 1 Year      Life of Fund
 5.00%          5.93%

Comparison of a change in value of a $10,000 investment in Class A shares of Lord Abbett Tax-Free Income Fund Washington Series, assuming reinvestment of all dividends and distributions, Lipper's Average of Washington tax-free funds and the Lehman Municipal Bond Index



          Fund at Net         Fund at Maximum        Lehman           Lipper's Average
Date      Asset Value         Offering Price      Municipal Bond      of Washington
                                                      Index           Tax-Free Funds
----      -----------         ---------------     ---------------     ----------------
4/15/92   $10,000             $ 9,520             $10,000             $10,000
9/30/92    10,647              10,136              10,608              10,546
9/30/93    12,278              11,689              11,959              11,926
9/30/94    11,584              11,028              11,671              11,372
9/30/95    12,798              12,183              12,977              12,344
9/30/96    13,668              13,012              13,050              13,146

 Average Annual Total Return
     for Class A Shares(4)

  1 Year       Life of Fund
             (4/15/92-9/30/96)
1.80%              6.08%

Comparison of change in value of a $10,000 investment in Class A shares of Lord Abbett Tax-Free Income Fund New Jersey Series, assuming reinvestment of all dividends and distributions, Lipper's Average of New Jersey tax-free funds and the Lehman Municipal Bond Index



          Fund at Net         Fund at Maximum        Lehman           Lipper's Average
Date      Asset Value         Offering Price      Municipal Bond      of New Jersey
                                                      Index           Tax-Free Funds
----      -----------         ---------------     ---------------     ----------------
1/02/91   $10,000             $ 9,524             $10,000             $10,000
9/30/91    10,998              10,474              10,850              10,877
9/30/92    12,154              11,575              11,984              11,970
9/30/93    14,009              13,342              13,511              13,596
9/30/94    13,461              12,821              13,186              13,055
9/30/95    14,805              14,100              14,661              14,252
9/30/96    15,737              14,987              15,063              15,014

    Average Annual Total Return
      for Class A Shares (4)

1 Year      5 Years    Life of Fund
1.10%        6.37%         7.28%

Comparison of change in value of a $10,000 investment in Class A shares of Lord Abbett Tax-Free Income Fund Connecticut Series, assuming reinvestment of all dividends and distributions, Lipper's Average of Connecticut tax-free funds and the Lehman Municipal Bond Index



          Fund at Net         Fund at Maximum        Lehman           Lipper's Average
Date      Asset Value         Offering Price      Municipal Bond      of Connecticut
                                                      Index           Tax-Free Funds
----      -----------         ---------------     ---------------     ----------------

4/01/91   $10,000             $ 9,525             $10,000             $10,000
9/30/91    10,692              10,183              10,610              10,542
9/30/92    11,728              11,170              11,719              11,581
9/30/93    13,542              12,899              13,212              13,172
9/30/94    12,847              12,236              12,894              12,609
9/30/95    14,199              13,524              14,337              13,843
9/30/96    15,007              14,294              14,736              14,592

   Average Annual Total Return
      for Class A Shares(4)

1 Year      5 Year    Life of Fund

0.70%        5.98%       6.72%

Comparison of change in value of a $10,000 investment in Class A shares of Lord Abbett Tax-Free Income Fund Texas Series, assuming reinvestment of all dividends and distributions, Lipper's Average of Texas tax-free funds and the Lehman Municipal Bond Index



          Fund at Net         Fund at Maximum        Lehman           Lipper's Average
Date      Asset Value         Offering Price      Municipal Bond      of Texas
                                                      Index           Tax-Free Funds
----      -----------         ---------------     ---------------     ----------------
1/20/87   $10,000             $ 9,520             $10,000             $10,000
9/30/87     9,473               9,018               9,432               9,216
9/30/88    11,002              10,475              10,657              10,570
9/30/89    12,059              11,480              11,582              11,468
9/30/90    12,853              12,237              12,370              12,124
9/30/91    14,705              14,000              14,000              13,728
9/30/92    16,276              15,495              15,463              15,328
9/30/93    18,496              17,608              17,434              17,329
9/30/94    17,645              16,799              17,013              16,648
9/30/95    19,611              18,670              18,917              17,902
9/30/96    20,808              19,810              19,579                                  19,005

Average Annual Total Return
     for Class A Shares(4)

1 Year    5 Years   Life of Fund
1.00%      6.14%     7.30%


(1)Data reflects the deduction of the maximum initial sales charge of 4.75% applicable to Class A shares.

(2)Performance numbers for the Lehman Municipal Bond Index do not reflect transaction costs or management fees. An investor cannot invest directly in the Index. This Index is unmanaged and composed of municipal bonds from many different states and, therefore, it may not be valid to compare to a single-state municipal bond portfolio, such as those of this single-state Series.

(3)Source: Lipper Analytical Services.

(4)Total return is the percent change in net asset value, after deduction of the maximum initial sales charge of 4.75% applicable to Class A shares with all dividends and distributions reinvested for the periods shown ending September 30, 1996 (except for California Series, whose period ends August 31, 1995) using the SEC-required uniform method to compute such return. A portion of the management fee has been waived.

(5)The  Class  commenced   operations  8/1/96.   Performance   numbers  are  not
annualized.

(6)Performance reflects the deduction of a 5% CDRC.

(7)The  Class  commenced   operations  7/15/96.   Performance  numbers  are  not
annualized.

(8) Performance reflects the deduction of a 1% CDRC.

Investment Manager and Underwriter
Lord, Abbett & Co. and Lord Abbett Distributor LLC
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800

Custodian
The Bank of New York
48 Wall Street
New York, New York 10286

Transfer Agent and Dividend
Disbursing Agent
United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141

Shareholder Servicing Agent
DST Systems, Inc.
P.O. Box 419100
Kansas City, Missouri 64141
800-821-5129

Auditors
Deloitte & Touche LLP

Counsel
Debevoise & Plimpton

LORD ABBETT TAX-FREE INCOME FUND

NATIONAL SERIES
CALIFORNIA SERIES
CONNECTICUT SERIES
HAWAII SERIES
MINNESOTA SERIES
NEW JERSEY SERIES
NEW YORK SERIES
TEXAS SERIES
WASHINGTON SERIES

A MUTUAL FUND SEEKING HIGH
TAX-FREE INCOME AND PRESERVATION
OF CAPITAL
HAWAII SERIES
MINNESOTA SERIES
MISSOURI SERIES
NEW JERSEY SERIES
NEW YORK SERIES
TEXAS SERIES
WASHINGTON SERIES

     LORD ABBETT
     STATEMENT OF ADDITIONAL INFORMATION                       FEBRUARY 1, 1997


                          LORD ABBETT TAX-FREE INCOME FUND, INC.



This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated February 1, 1997.

Our Board of Directors has authority to create and classify shares of common stock in separate series, without further action by shareholders. To date, 80,000,000 shares of each of the California, New Jersey and New York, 40,000,000 shares each of the Connecticut, Hawaii, Minnesota, Missouri, Texas and Washington Series and 120,000,000 shares of the National Series have been authorized. The National Series consists of three classes of shares (A, B and C). Both the New York and California series consist of two classes (A and C). All other series offer a single class of shares only: Class A shares. The Board of Directors will allocate these authorized shares among the classes of each Series from time to time. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Although no present plans exist to do so, further series may be added in the future. The Investment Company Act of 1940, as amended (the "Act"), requires that where more than one series exists, each series must be preferred over all other series in respect of assets specifically allocated to such series.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of the Rule.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. In addition, you can make inquiries through your dealer.


              TABLE OF CONTENTS                                  Page


             1.      Investment Objectives and Policies            2
             2.      Directors and Officers                        9
             3.      Investment Advisory and Other Services        11
             4.      Portfolio Transactions                        12
             5.      Purchases, Redemptions
                     and Shareholder Services                      13
             6.      Taxes                                         20
             7.    Risk Factors Regarding Investments
                   in California, Connecticut, Hawaii,
                   Minnesota,Missouri, New Jersey, New York,
                   Texas,Washington and Puerto Rico
                   Municipal Bonds                                 21
             8.    Past Performance                                34
             9.      Further Information About the Fund            35
            10.       Financial Statements                         36

                                       1.
                        Investment Objective and Policies

FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Series may not: (1) borrow money (except that (i) each Series may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Series may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Series may purchase securities on margin to the extent permitted by applicable law); (2) pledge its assets (other than to secure such borrowings or to the extent permitted by each Series' investment policies as permitted by applicable law); (3) engage in the underwriting of securities except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Series may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that each Series may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except to the extent each Series may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of the gross assets of the National Series, buy securities of one issuer representing more than (i) 5% of the Series' gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by change in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the investment restrictions above which cannot be changed without shareholder approval, we also are subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval. Each Series may not: (1) borrow in excess of 5% of its gross assets taken at cost or market value, whichever is lower at the time of borrowing, and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 deemed to be liquid by the Board of Directors; (4) invest in securities of other investment companies, except as permitted by applicable law; (5) invest in securities of issuers which, together with predecessors, have a record of less than three years of continuous operation, if more than 5% of the Fund's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. government, its agencies or instrumentalities); (6) hold securities of any issuer if more than 1/2 of 1% of the issuer's securities are owned beneficially by one or more of the Fund's officers or directors or by one or more partners or members of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (7) invest in warrants if, at the time of acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of such Series' total assets (included within such limitation, but not to exceed 2% of the Series' total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange; (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that each Series may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities; (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's prospectus and statement of additional information, as they may be amended from time to time or (10) buy from or sell to any of its officers, directors, employees, or its investment adviser or any of its officers, directors, partners or employees, any securities other than shares of the Series' common stock. With respect to each Series other than the National Series, there is no fundamental policy or restriction with respect to diversification, but each Series will be required to meet the diversification rules under Subchapter M of the Internal Revenue Code.

While each of the Series may take short-term gains if deemed appropriate, normally the Series will hold securities in order to realize interest income exempt from federal income tax and, where applicable, its state's personal income tax, consistent with reasonable risk. For the year ended September 30, 1996, the portfolio turnover rates for the National, New York, Texas, New Jersey, Connecticut, Missouri, Hawaii, Washington and Minnesota Series were 205.35%, 64.25%, 112.34%, 171.63%, 63.61%, 93.17%, 59.46%, 78.02% and 43.08%,
respectively. For the fiscal year ended August 31, 1996 the portfolio turnover rate for the California Series and its predecessor Lord Abbett California Tax-Free Income Fund, Inc. was 132.37%. For the period September 1, 1996 to September 30 ,1996 the portfolio turnover rate for the California Series was 2.74%.

The liquidity of a Rule 144A security will be a determination of fact for which the Board of Directors is ultimately responsible. However, the Directors may delegate the day-to-day function of such determinations to Lord Abbett, subject to the Directors' oversight. Examples of factors which the Directors may take into account with respect to a Rule 144A security include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security and the nature of the security and of the marketplace (e.g., the time period needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Rule 144A securities may be considered illiquid in certain circumstances to the extent necessary to comply with applicable state law requirements.

MUNICIPAL BONDS

In general, municipal bonds are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and Puerto Rico and by their political subdivisions, agencies and instrumentalities. Municipal bonds are issued to obtain funds for various public purposes, including the construction of bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. They may be used to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to lend to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term "municipal bonds" includes certain types of "private activity" bonds including industrial development bonds issued by public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain facilities for water supply, gas, electricity, or sewerage or solid waste disposal. Under the Tax Reform Act of 1986, as amended, substantial limitations have been imposed on new issues of municipal bonds to finance privately-operated facilities. The interest on municipal bonds generally is excludable from gross income for federal income tax purposes of most investors. The two principal classifications of municipal bonds are "general obligation" and limited obligation or "revenue bonds." General obligation bonds are secured by the pledge of the faith, credit and taxing power of the municipality for the payment of principal and interest. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. "Private activity" bonds, including industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the faith, credit or taxing power of the municipality. The credit quality of such municipal bonds usually is directly related to the credit standing of the user of the facilities. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

The yields on municipal bonds are dependent on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("Standard & Poor's") and Fitch Investors Service ("Fitch") represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.

DESCRIPTION OF FOUR HIGHEST MUNICIPAL BOND RATINGS

Moody's describes its four highest ratings for municipal bonds as follows:

"Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." Standard & Poor's describes its four highest ratings for municipal bonds as follows:

"AAA: Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to and pay interest and repay principal is extremely strong.

AA: Debt rated ' AA' has a very strong capacity to pay interest and repay principals and differs from the highest rated issues only in small degree. A:
Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

Fitch describes its four highest ratings for municipal bonds as follows:

"AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt to these issuers is generally rated `F-1+'.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payments. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings."

OPTIONS AND FINANCIAL FUTURES TRANSACTIONS

GENERAL. Each Series may engage in options and financial futures transactions in accordance with its investment objective and policies. Although none of the Series are currently employing such options and financial futures transactions, and have no current intention of doing so, each may engage in such transactions in the future if it appears advantageous to the Series to do so, in order to hedge against the effects of fluctuating interest rates and other market conditions or to stabilize the value of the Series' assets. The use of options and financial futures, and possible benefits and attendant risks, are discussed below, along with information concerning certain other investment policies and techniques.

FINANCIAL FUTURES CONTRACTS. Each Series may enter into financial futures contracts for the future delivery of a financial instrument, such as a security or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or market conditions which otherwise might adversely affect the value of securities which a Series holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery in the case of fixed-income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. A Series will not enter into any futures contracts or options on futures contracts if the aggregate of the market value of the outstanding futures contracts of the Series and futures contracts subject to the outstanding options written by the Series would exceed 50% of the total assets of the Series.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases, a party will close out the contractual commitment before delivery without having to make or take delivery of the security by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. The Series will incur brokerage fees when they purchase or sell contracts and will be required to maintain margin deposits. At the time a Series enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce a Series' return. Futures contracts entail risks. If the investment adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. The degree of difference in price movements between futures contracts and the securities being hedged depends upon such things as variations in speculative market demand for futures contracts and debt securities and differences between the securities being hedged and the securities underlying the futures contracts, e.g., interest rates, tax status, maturities and creditworthiness of issuers. While interest rates on taxable securities generally move in the same direction as the interest rates on municipal bonds, there are frequently differences in the rate of such movements and temporary dislocations. Accordingly, the use of a financial futures contract on a taxable security or a taxable securities index may involve a greater risk of an imperfect correlation between the price movements of the futures contract and of the municipal bond being hedged than when using a financial futures contract on a municipal bond or a municipal bond index. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship could result. Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the investment adviser still may not result in a successful hedging transaction. If any of these events should occur, a Series could lose money on the financial futures contracts and also on the value of its portfolio securities.

OPTIONS ON FINANCIAL FUTURES CONTRACTS. Each Series may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. A Series would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. Options on futures contracts involve risks similar to the risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Series may expire worthless, in which case the Series would lose the premium paid therefor.

OPTIONS ON SECURITIES. Each Series may write (sell) covered call options on securities so long as it owns securities which are acceptable for escrow purposes and may write secured put options on securities, which means that, so long as a Series is obligated as a writer of a put option, it will invest an amount not less than the exercise price of the put option in eligible securities. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price during the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. A Series may write or purchase spread options which are options for which the exercise price may be a fixed- dollar spread or yield spread between the security underlying the option and another security it does not own, but which is used as a benchmark. The exercise price of an option may be below, equal to, or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows a Series to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times a Series might like to establish a position in securities upon which call options are available. By purchasing a call option, the Series is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market because the Series is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

During the option period, the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the covered call option writer has to sell the underlying security because of the exercise of the call option, the writer realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option, minus the premium received.

OVER-THE-COUNTER OPTIONS. As indicated in the Prospectus, each Series may deal in over-the-counter traded options ("OTC options"). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation and there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event, the Series may experience material losses. However, in writing options, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Since there is no exchange, pricing normally is done by reference to information from market makers, which information is carefully monitored by the Series' investment adviser and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any given time. Consequently, a Series may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Series writes an OTC option, generally it can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Series originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Fund understands the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Fund and its investment adviser disagree with this position and believe that the dealers with which they intend to engage in OTC options transactions generally are agreeable to and capable of entering into closing transactions. The Fund has adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of a Series' portfolio. A brief description of such procedures is set forth below.

The Series only will engage in OTC options transactions with dealers that have been specifically approved by the Board of Directors of the Fund. The Series and their investment adviser believe that such dealers present minimal credit risks to the Series and, therefore, should be able to enter into closing transactions if necessary. The Series currently will not engage in OTC options transactions if the amount invested by the Series in OTC options plus a "liquidity charge" related to OTC options written by the Fund, plus the amount invested by the Fund in illiquid securities, would exceed 10% of the Fund's net assets. The "liquidity charge" referred to above is computed as described below.

The Fund anticipates entering into agreements with dealers to which the Series sell OTC options. Under these agreements a Series would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow a Series to repurchase a specific OTC option written by the Series, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

OPTIONS ON SECURITIES INDICES. Each Series also may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Series owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Series can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities which a Series owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, the Series bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

When a Series writes an option on a securities index, it will be required to deposit with its custodian and mark-to-market eligible securities equal in value to at least 100% of the exercise price in the case of a put or the contract value in the case of a call. In addition, where a Series writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Series will segregate and mark to market cash or cash equivalents equal in value to such excess until the option expires or is closed out.

Options on futures contracts and index options involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Series may expire worthless, in which case the Series would lose the premium paid therefor.

DELAYED DELIVERY TRANSACTIONS. Each Series may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by the Series to purchase or sell securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Series at the time of entering into the transaction. When a Series enters into a delayed delivery purchase, it becomes obligated to purchase securities and it has all the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. At the time the Series makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time the Series makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Series, generally, have the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security.

To the extent the Series engage in when-issued or delayed delivery purchases, they will do so for the purpose of acquiring portfolio securities consistent with the Series' investment objectives and policies and not for investment leverage or to speculate in interest rate changes. The Series only will make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Series reserve the right to sell these securities before the settlement date if deemed advisable.

REGULATORY RESTRICTIONS. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract, writing a put option or entering into a delayed delivery purchase, each Series will maintain, in a segregated account, cash or high-grade marketable debt securities equal to the value of such contracts.

To the extent required to comply with Commodities Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, no Series will enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by the Series plus premiums paid by it for open options on futures would exceed 5% of the Series' total assets. A Series will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Series holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts at all times will not exceed the sum of: (1) accrued profits on such contracts held by the broker; (2) cash or high-quality money market instruments set aside in an identifiable manner and
(3) cash proceeds from investments due within 30 days.

                                        2.
                             Directors and Officers

The following directors are partners of Lord Abbett, The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. They have been associated with Lord Abbett for over five years and are also officers and/or directors or trustees of the twelve other Lord Abbett-sponsored funds. They are "interested persons" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 51, Chairman and President
E. Wayne Nordberg, age 59, Vice President

The following outside directors are also directors or trustees of the twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Time Warner Cable
300 First Stamford Place
Stamford, Connecticut

President and Chief Executive Officer of Time Warner Cable Programming, Inc. Formerly President and Chief
Operating Officer of Home Box Office, Inc.  Age 54.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 66.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 70.

C. Alan MacDonald
The Marketing Partnership, Inc.
27 Signal Road
Stamford, Connecticut

General Partner, The Marketing Partnership, Inc., a full service marketing consulting firm. Formerly President & CEO of Nestle Foods Corp, and prior to that, President & CEO of Stouffer Foods Corp., both subsidiaries of Nestle SA, Switzerland. Currently serves as Director of Den West Restaurant Co., J. B. Williams, and Fountainhead Water Company. Age 63.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company.  Age 68.

Thomas J. Neff
Spencer Stuart & Associates
277 Park Avenue
New York, New York

Chairman of Spencer Stuart U.S., an executive search consulting firm. Age 59.

The second column of the following table sets forth the compensation accrued for the Fund's outside directors. The third and fourth columns set forth information with respect to the retirement plan for outside directors maintained by the Lord Abbett-sponsored funds. The fifth column sets forth the total compensation payable by such funds to the outside directors. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.


                                 FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1996
         (1)                  (2)                  (3)                    (4)                      (5)
                                               Pension or             Estimated Annual       For Year Ended
                                               Retirement Benefits    Benefits Upon          December 31, 1995
                                               Accrued by the         Retirement Proposed    Total Compensation
                           Aggregate           Fund and               to be Paid by the      Accrued by the Fund and
                           Compensation        Twelve Other Lord      Fund and Twelve        Twelve Other Lord
                           Accrued by          Abbett-sponsored       Other Lord Abbett-     Abbett-sponsored
NAME OF DIRECTOR           THE FUND1           FUNDS                  FUNDS2                 FUNDS3
SPONSORED

E. Thayer Bigelow          $6,332              $11,563                $50,000                $41,700
Stewart S. Dixon           $6,155              $22,283                $50,000                $42,000
John C. Jansing            $6,329              $28,242                $50,000                $42,960
C. Alan MacDonald          $6,368              $29,942                $50,000                $42,750
Hansel B. Millican, Jr.    $6,503              $24,499                $50,000                $43,000
Thomas J. Neff             $6,182              $15,990                $50,000                $42,000


1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on net assets of each fund. Fees payable by the Fund to its outside trustees are being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors. The amounts of the aggregate compensation payable by the Fund as of September 30, 1996, deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $13,481; Mr. Dixon, $73,692; Mr. Jansing, $85,618; Mr. MacDonald, $43,138;
   Mr. Millican, $86,095 and Mr. Neff, $86,538.

2. Each Lord Abbett-sponsored fund has a retirement plan providing that outside directors may receive annual retirement benefits for life equal to 100% of their final annual retainers following retirement at or after age 72 with at least 10 years of service. Each plan also provides for a reduced benefit upon early retirement under certain circumstances, a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits. Such retirement plans, and the deferred compensation plans referred to in footnote one, have been amended recently to, among other things, enable outside directors to elect to convert their prospective benefits under the retirement plans to equity-based benefits under the deferred compensation plans (to be renamed the equity-based plans). The amounts accrued in column 3 were accrued by the Lord Abbett-sponsored funds during the fiscal year ended October 31, 1996 with respect to the retirement plans. These accruals were based on the retirement plans as in effect before the recent amendments and on the fees payable to outside directors of the Fund during the fiscal year ended October 31, 1996. Under the recent amendments, the annual retirement benefits were increased from 80% to 100% of a director's final annual retainer. The amounts stated in column 4 would be payable annually under the retirement plans as recently amended if the directors were to retire at age
   72 and the annual retainers payable by the funds were the same as they are today.

3. This column shows aggregate compensation, including directors fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1996.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Allen, Brown, Carper, Cutler, Dow, Morris, Noelke, Nordberg, Walsh and Ms. Foster are partners of Lord Abbett; the others are employees: John Mousseau, age 40 (with Lord Abbett since 1993 formerly First Vice President, Shearson Lehman Brothers), Executive Vice President; Philip Fang, age 30 (with Lord Abbett since 1993 - formerly Municipal Evaluator for Muller & Co.), Executive Vice President; Kenneth B. Cutler, age 64, Vice President and Secretary; Stephen I. Allen, age 43; Zane E. Brown, age 45; Daniel E. Carper, age 44; Robert S. Dow, age 51; Daria L. Foster, age 42; Robert G. Morris, age 52; Robert J. Noelke, age 39; E. Wayne Nordberg, age 59; Paul A. Hilstad, age 54 (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.); Thomas F. Konop, age 54; Victor W. Pizzolato, age 64; John J. Walsh, age 60, Vice Presidents; and Keith F. O'Connor, age 41, Vice President and Treasurer.

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Fund.

As of December 31, 1996, our officers and directors as a group owned less than 1% of our outstanding shares.

                                      3.
                     Investment Advisory and Other Services

As described under "Our Management" in the Prospectus, Lord Abbett is the Fund's investment manager. The ten general partners of Lord Abbett, all of whom are officers and/or directors of the Fund, are: Stephen I. Allen, Zane E. Brown, Daniel E. Carper, Kenneth B. Cutler, Robert S. Dow, Daria L. Foster, Robert G. Morris, Robert J. Noelke, E. Wayne Nordberg and John J. Walsh. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described under "Our Management" in the Prospectus. Under the Management Agreements described in the Prospectus, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets of each Series for each month, at the annual rate of .5 of 1%. For the National, New York and California Series this fee is allocated among the separate classes based on such class' proportionate share of the Series' average daily net assets. In addition, we pay all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses; outside directors' fees and expenses; association membership dues; legal and auditing fees; taxes;
transfer and dividend disbursing agent fees; shareholder servicing costs; expenses relating to shareholder meetings; expenses of preparing, printing and mailing stock certificates and shareholder reports; expenses of registering our shares under federal and state securities laws; expenses of preparing, printing and mailing prospectuses to existing shareholders; insurance premiums and brokerage and other expenses connected with executing portfolio transactions.

For the fiscal years ended September 30, 1994 ,1995 and 1996, the management fees paid to Lord Abbett for the National Series amounted to $3,480,257, $3,174,906 and $3,318,985 respectively, and for the New York Series $1,831,676, $1,645,366 and $1,632,539 respectively. These fees are attributable to the Class A shares of the above Series only.

Although not obligated to do so, Lord Abbett has waived or may waive all or part of its management fees and has assumed or may assume other expenses of the Connecticut, Hawaii, Minnesota, Missouri, New Jersey, Texas and Washington Series. For the fiscal years ended September 30, 1994, 1995 and 1996, Lord Abbett waived $615,642, $283,466 and $148,339 in New Jersey Series management fees, respectively. For the fiscal years September 30, 1994, 1995 and 1996, Lord Abbett waived $400,148, $249,916 and $172,582, of the Texas Series' management fees, respectively.

With respect to the Connecticut Series, for the fiscal years ended September 30, 1994, 1995 and 1996, Lord Abbett waived $381,757, $480,744 and $500,557, respectively, in management fees. With respect to the Missouri Series, for the fiscal years ended September 30, 1994, 1995 and 1996, Lord Abbett waived $364,906, $188,122 and $201,043, respectively, in management fees.

For the fiscal years ended September 30, 1994, 1995 and 1996, Lord Abbett waived $433,616 and $256,798 and $258,022 respectively, in Hawaii Series' management fees. Lord Abbett may pay or reimburse the Hawaii Series for certain of its other expenses. Any such expenses have been repaid to Lord Abbett by the Hawaii Series pursuant to a formula based on the expense ratio of the Hawaii Series. For the fiscal years ended September 30, 1994, 1995 and 1996, Lord Abbett waived $313,694, $109,631 and $55,661, respectively, in Washington Series' management fees. Lord Abbett may pay or reimburse the Washington Series for certain of its other expenses. Any such expenses have been repaid to Lord Abbett by the Washington Series pursuant to a formula based on the expense ratio of the Washington Series.

For the fiscal years ended August 31, 1994, 1995 and 1996, Lord Abbett waived $700,551, $306,758 and $322,490 in management fees with respect to the California Series' and its "predecessor", Lord Abbett California Tax-Free Income Fund, Inc.

For the period December 27, 1994 through September 30, 1996, Lord Abbett waived all management fees and subsidized expenses with respect to the Minnesota Series. Any such expenses may be repaid to Lord Abbett by the Minnesota Series pursuant to a formula based on the expense ratio of the Minnesota Series.

For the fiscal year ended September 30, 1996 the management fees paid to Lord Abbett by the Series indicated were $816,011 (New Jersey), $320,100 (Texas), $88,673 (Connecticut), $466,662 (Missouri), $172,842 (Hawaii) and $313,963
(Washington).

For the fiscal years ended August 31, 1994, 1995 and 1996 the management fees paid to Lord Abbett by the California Series (from July 15, 1996) and by its "predecessors", Lord Abbett California Tax-Free Income Fund, Inc. (Class A shares) and the California Trust of the Lord Abbett Securities Trust (Class C shares) prior to that date were $1,038,045, $1,217,777 and $1,137,106. For the period September 1, 1996 to September 30, 1996 the management fees paid to Lord Abbett by the California series was $123,314.

Lord Abbett has given the Fund the right to use the identifying name "Lord Abbett" and this right may be withdrawn if Lord Abbett ceases to be the Fund's investment manager.

Lord Abbett serves as the principal underwriter for each Series.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent public accountants of the Fund and must be approved at least annually by our Board of Directors to continue in such capacity. They perform audit services for the Fund including the audit of financial statements included in our annual report to shareholders.

The Bank of New York, 40 Wall Street, New York, New York 10268, serves as the Fund's custodian.

                                      4.
                             Portfolio Transactions

Purchases and sales of portfolio securities usually will be principal transactions and normally such securities will be purchased directly from the issuer or from an underwriter or purchased from or sold to a market maker for the securities. Therefore, the Fund usually will pay no brokerage commissions on such transactions. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from or sales to dealers serving as market makers will include a dealer's markup or markdown. Principal transactions, including riskless principal transactions, are not afforded the protection of the safe harbor in
Section 28 (e) of the Securities Exchange Act of 1934.

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including dealer markups and markdowns and any brokerage commissions. This policy governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for negotiation of prices and any commissions.

We may pay a brokerage commission on the purchase or sale of a security that could be purchased from or sold to a market maker if our net cost of the purchase or the net proceeds to us of the sale are at least as favorable as we could obtain on a direct purchase or sale. Brokers who receive such commissions may also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases and may include the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

During the fiscal years ending September 30, 1994, 1995 and 1996, we paid no commissions to independent dealers.

                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

Information concerning how we value our shares for the purchase and redemption of our shares is described in the Prospectus under "Purchases" and "Redemptions", respectively. As disclosed in the Prospectus, we calculate our net asset value and are otherwise open for business on each day that the NYSE is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value per share for the Class B and Class C shares is determined in the same manner as for the Class A shares (net assets divided by shares outstanding). Our Class B and Class C shares are sold at net asset value.

The maximum offering prices of our Class A shares on September 30, 1996 were computed as follows:

                                             National      New York     Texas    Connecticut    California
                                              SERIES        SERIES      SERIES    SERIES          SERIES
Net asset value per
share (net assets divided by shares
outstanding)................................ $11.08        $10.78       $10.11     $10.13         $10.43

Maximum offering
price per share (net asset value
divided by .9525)............................$11.63        $11.32       $10.61     $10.64         $10.95


                                             Missouri     Minnesota    New Jersey    Hawaii      Washington
                                               SERIES      SERIES        SERIES      SERIES        SERIES
Net asset value per
share (net assets divided by shares
outstanding)....................................$5.08       $4.90        $5.18        $4.93       $4.96

Maximum offering
price per share (net asset value
divided by .9525)...............................$5.33       $5.14        $5.44        $5.18       $5.21

The maximum offering prices of our Class B shares on September 30, 1996 were computed as follows:


                                             National
                                             SERIES
Net asset value per
share (net assets divided by shares
outstanding . . . .  . . . . . . . . . . .  . $11.08

Maximum offering
price per share (net asset value
divided by .9525). . . .  . .  . . .  . . . . $11.63


The maximum offering prices of our Class C shares on September 30, 1996 were computed as follows:


                                        National        New York      California
                                        SERIES           SERIES       SERIES
Net asset value per
share (net assets divided by shares
outstanding . . . . . . . . . . . . .  . $11.08       $10.78          $10.43

Maximum offering
price per share (net asset value
divided by .9525).  . . . . . . . . . . $11.63        $11.32          $10.95

The Fund has entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor"), under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For our last three fiscal years, Lord Abbett as our principal underwriter received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:


                           Year Ended          Year Ended         Year Ended
                           SEPT. 30, 1996     SEPT. 30, 1995    SEPT. 30, 1994
                           --------------     --------------    --------------

Gross sales charge          $3,375,031        $4,116,912          $9,325,629
                            ----------        ----------          ----------

Amount allowed
to dealers                  $2,934,81         $3,599,701          $8,113,864
                            -----------       ----------         ----------

Net Commissions received
by Lord Abbett                $440,215        $517,211            $1,211,765
                             ==========       ========            ===========


For the last three fiscal years, Lord Abbett as principal underwriter received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares of the California Series' "predecessor", Lord Abbett California Tax-Free Fund, Inc. and for the California Series for the period September 1, 1996 to September 30, 1996 as follows:


                                         Period
                                    Sept. 1, 1996           Year Ended          Year Ended               Year Ended
                                    TO SEPT. 30, 1996      SEPT. 30, 1996      SEPT. 30, 1995           SEPT. 30, 1994
                                    -----------------      --------------      ----------------         --------------

Gross sales charge                      $23,132             $433,713             $561,169                 $2,172,440
                                        -------------       --------             --------                 ----------

Amount allowed
to dealers                              $20,471             $378,916             $488,132                 $1,888,949
                                        -------------       --------             --------                 ----------

Net Commissions received
by Lord Abbett                         $   2,661            $  54,797           $  73,037                 $283,491
                                       ==========           =========             ========                ========


Conversion of Class B Shares. The conversion of Class B shares of the National Series on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service or an opinion of counsel to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

CLASS A, B AND C RULE 12B-1 PLANS. As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement on behalf of each Series pursuant to Rule 12b-1 of the Act for each class of such Series: the "A Plan" (all Series), the "B Plan" (National Series only) and the "C Plan" (National, New York and California Series only), respectively. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Class' shareholders. The expected benefits include greater sales and lower redemptions of shares, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Both the B Plan and the C Plans were adopted by the Fund subsequent to its last fiscal year. Lord Abbett used all amounts received under the A Plans for payments to dealers for (i) providing continuous services to the Class A shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing Class A shares of the Fund.

The fees payable under the A, B and C Plans are described in the Prospectus. For the fiscal year ended September 30, 1996 fees paid to dealers under the A Plans were as follows: National Series $1,477,675; New York Series $722,390; Texas Series $229,710; New Jersey Series $443,529; Connecticut Series $241,040; Missouri Series $356,557 and Hawaii Series $210,085. For the fiscal year ended August 31, 1996 fees paid to dealers under the A Plan for the California Series and its Class A predecessor were $733,715. For the period September 1, 1996 to September 30 , 1996 fees paid to dealers under the A Plan for the California Series was $59,198.

For the period August 1, 1996 to September 30, 1996 fees paid to dealers under the B Plan for the National Series were $451. For the period July 15, 1996 to September 30, 1996 fees paid under the C Plan for the National, New York and California Series were $90,916, $15,848 and $36,079.

Each Plan requires the Board of Directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Board of Directors and of the directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan and agreements. No Plan may be amended to increase materially the amount spent for distribution expenses without approval by a majority of the outstanding voting securities of the relevant class of the Series in question and the approval of a majority of the directors, including a majority of the outside directors. Each Plan may be terminated at any time by vote of a majority of the outside directors or by vote of the holders of a majority of the outstanding voting securities of the relevant class of the Series in question.

CONTINGENT DEFERRED SALES CHARGES. A Contingent Deferred Sales Charge ("CDSC"), applies upon early redemption of shares, regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions).

CLASS A SHARES. As stated in the Prospectus, a CDSC is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a Series has paid the one-time 1% distribution fee if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

CLASS B SHARES (NATIONAL SERIES ONLY). As stated in the Prospectus, if Class B shares of the National Series (or Class B shares of another Lord
Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored family of funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, of providing distribution-related service to the Series in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the Series redeem shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of                 Contingent Deferred Sales Charge
Purchase                   on Redemptions (As % of Amount Subject to Charge)
Before the 1st.................................5.0%
On the 1st, before the 2nd.  ..................4.0%
On the 2nd, before the 3rd.....................3.0%
On the 3rd, before the 4th.....................3.0%
On the 4th, before the 5th.....................2.0%
On the 5th, before the 6th ....................1.0%
On or after the 6th anniversary................None

In the table, an "anniversary" is the 365th day subsequent to the acceptance of a purchase order or a prior anniversary. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES (NATIONAL, NEW YORK AND CALIFORNIA SERIES ONLY). As stated in the Prospectus, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the applicable Series on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of the Series' Class C shares.

GENERAL. Each percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage".

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. In the case of Class A and Class C shares, the CDSC is received by the applicable Series and is intended to reimburse all or a portion of the amount paid by the Series if the shares are redeemed before the Series has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Series. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the National Series (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

The other funds and series which participate in the Telephone Exchange Privilege (except (a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), (b) certain series of the Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of: (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund or series paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) or for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares for those of the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund ("LAEF") which is not issuing shares, and series of Lord Abbett Research Fund not offered to the general public ("LARF").

STATEMENT OF INTENTION. Under the terms of the Statement of Intention to invest $100,000 or more over a 13-month period as described in the Prospectus, shares of Lord Abbett-sponsored funds (other than shares of LAEF, LASF, LARF and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial charges for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms " directors" and "employees of Lord Abbett" also include other family members and retired directors and employees.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares and other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, and (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has business relationships.

Our Class A shares also may be purchased at net asset value, subject to appropriate documentation, through a securities dealer where the amount invested represents redemption proceeds from shares ("Redeemed Shares") of a registered open-end management investment company not distributed or managed by Lord Abbett (other than a money market fund), if such redemption has occurred no more than 60 days prior to the purchase of our shares, the Redeemed Shares were held for at least six months prior to redemption and the proceeds of redemption were maintained in cash or a money market fund prior to purchase. Purchasers should consider the impact, if any, of contingent deferred sales charges in determining whether to redeem shares for subsequent investment in our Class A shares. Lord Abbett may suspend, change or terminate this purchase option at any time.

Our shares may be issued at net asset value in exchange for the assets, subject to possible tax adjustment, of a personal holding company or an investment company. There are economies of selling efforts and sales-related expenses with respect to offers to these investors and those referred to above.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 30 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLANS. The Systematic Withdrawal Plan (the "SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to a SWP for Class B shares, the CDSC will be waived on redemptions of up to 12% per year of either the current net asset value of your account or your original purchase price, whichever is higher. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                        6.
                                      Taxes

Each Series will be treated as a separate entity for federal income tax purposes. As a result, the status of each Series as a regulated investment company is determined separately by the Internal Revenue Service.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund may not be deductible, in whole or in part, for federal, or for state or personal income tax purposes. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of acquiring or carrying shares of the Fund even though the borrowed funds may not be directly traceable to the purchase of shares.

Our shares may not be an appropriate investment for "substantial users" of facilities financed by industrial development bonds or persons related to such "substantial users." Such persons should consult their tax advisers before investing in shares of the Fund.

Certain financial institutions, like other taxpayers, may be denied a federal income tax deduction for the amount of interest expense allocable to an investment in the Fund and the deduction for loss reserves available to property and casualty insurance companies may be reduced by a specified percentage as a result of their investment in the Fund.

The value of any shares redeemed by the Fund or repurchased or otherwise sold may be more or less than your tax basis at the time the redemption, repurchase or sale is made. Any gain or loss generally will be taxable for federal income tax purposes. Any loss realized on the sale, redemption or repurchase of Fund shares held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gains distribution received with respect to such shares. Moreover, shareholders will not be allowed to recognize for tax purposes any capital loss realized on the redemption or repurchase of Fund shares which they have held for six months or less to the extent of any tax-exempt distributions received on the shares. Losses on the sale of stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

Each Series will be subject to a 4% nondeductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise taxes.

Limitations imposed by the Internal Revenue Code of 1986, as amended, on regulated investment companies may restrict the Fund's ability to engage in the options and financial futures transactions discussed above or in other investment techniques and practices. Moreover, in order to continue to qualify as a regulated investment company for federal income tax purposes, each Series may be required in some circumstances to defer closing out options or futures contracts that might otherwise be desirable to close out. State law may restrict a Series' ability to engage in the options and financial futures transactions discussed above. A current interpretation of New Jersey law issued by the New Jersey Department of the Treasury would preclude the New Jersey Series from engaging in some or all of the options and financial futures transactions discussed above. Each Series may engage in such transactions to the extent they currently are or become permissible under applicable state law.

Except as discussed in the Prospectus, the receipt of dividends from the Series may be subject to tax under laws of state or local tax authorities. You should consult your tax adviser on state and local tax matters.

                                       7.
                       Risk Factors Regarding Investments
      in California, Connecticut, Hawaii, Minnesota, Missouri, New Jersey,
           New York, Texas, Washington and Puerto Rico Municipal Bonds

The following information is a summary of special factors affecting the states and territory indicated. It does not purport to be complete or current and is based upon information and judgments derived from public documents relating to such states and territory and other sources. The Fund has not verified any of this data.

CALIFORNIA BONDS

Certain -provisions of the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to maintain debt service on their obligations. GENERAL - Starting in mid-1990, the State entered a sustained economic recession, somewhat later than the rest of the nation. It was the most severe recession in the State since the 1930's, with job losses estimated at over 800,000 particularly in the manufacturing (predominately aerospace), services and construction sectors. A steady recovery has been underway since 1994 and pre-recession employment levels are not expected to be reached by early 1996.

On July 15, 1994, all three of the rating agencies rating the State's long-term debt lowered their ratings of the State's general obligation bonds. Moody's lowered its rating from "Aa" to A1", S&P lowered its rating from "A+" to "A" and termed its outlook as "stable," and Fitch lowered its rating from "AA" to "A."

Evidence that the has entered a recovery phase is the Department of Finances's May Revision to the 1996-97 Governor's Budget, released on May 21, 1996, which updated the projections for the 1995-96 Fiscal Year so that revenues and transfers were estimated to be $46.1 billion, some $2 billion over the original fiscal year estimate, which was attributed to the strong economic recovery. Expenditures were also increased, to an estimated $45.4 billion, as a result of the requirement to expend revenues for schools under Proposition 98, a combined initiative constitutional amendment and statute entitled the "Classroom Instructional Improvement and Accountability Act", and, among other things, failure of the federal government to enact welfare reform and to budget new aid for illegal immigrant costs, both of which the Administration had counted on to allow reductions in State costs. The Special Fund for Economic Uncertainties was projected to have a small negative balance of about $70 million at June 30, 1996, all but eliminating the accumulated budget deficit from the early 1990's. The Department also estimated that on June 30, 1996, available internal borrowable resources (available cash, after payment of all obligations due) would be about $4 billion, representing a significant improvement in the State's cash position, and ending the need for deficit borrowing over the end of the fiscal year. The State's improved cash position allowed it to repay the $4.0 billion Revenue Anticipation Warrant issue on April 25, 1996, and to issue only $2.0 billion of revenue anticipation notes during the fiscal year, which matured on June 28, 1996.

The 1996-97 Budget Act is projected to have $45.6 billion of General Fund revenues and transfers, a 1.3% increase over 1995-96 and $45.2 billion of budgeted expenditures. The principal features of the 1996-97 Budget Act include: an increase in Proposition 98 funding for schools and college districts, $660 million in health and welfare costs, due to federal welfare reform, the provision of approximately $700 million in new aid for incarceration and health care costs of illegal immigrants and no tax increases. The legislature approved a 5% cut in bank and corporate taxes starting January 1, 1997

ARTICLE XIII B OF THE CALIFORNIA CONSTITUTION. In 1979, California voters adopted Article XIII B to the California Constitution, imposing an appropriations limit (the "Appropriations Limit") on the spending authority of the State. Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.)

Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979 or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government and, pursuant to Proposition 111, appropriations for qualified capital outlay projects and appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels. In addition, a number of recent initiatives were structured to create new tax revenues dedicated to certain specific uses, with such new taxes expressly exempted from the Article XIII B limits (e.g., increased cigarette and tobacco taxes enacted by Proposition 98 in 1988). The Appropriations Limit also may be exceeded in cases of emergency. However, unless the emergency arises from civil disturbance or natural disaster declared by the Governor, and the appropriations are approved by two-thirds of the Legislature, the Appropriations Limit for the succeeding three years must be reduced by the amount of the excess.

PROPOSITION 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues.

Proposition 98 permits the Legislature, by two-thirds vote of both Houses with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

The effect of these various constitutional and statutory amendments upon the ability of California issuers to pay interest and principal on their obligations remains unclear and in any event may depend upon whether a particular California Municipal Bond is a general or limited obligation bond (limited obligation bonds generally being less affected by such changes) and on the type of security, if any, provided for the bond. It is possible that other measures affecting the taxing or spending authority of the State of California or its political subdivisions may be approved or enacted in the future.

CONNECTICUT BONDS

Connecticut is a mature and highly developed State located in proximity to significant centers of consumer and industrial activity. During the 1980s and until 1993, unemployment rates generally have stayed at or below the national figures. Personal income has exceeded regional and national levels. However, while the State has a high level of personal income, large gaps exist between the low figure for its largest cities and the remainder of the State.

Connecticut's economy is diverse, with manufacturing, services and trade accounting for approximately 70% of total nonagricultural employment. Manufacturing employment has been on a downward trend since the mid-1980's while non-manufacturing employment has risen significantly. Rapid relative growth in the non-manufacturing sector as compared to the manufacturing sector is a trend that is in evidence nationwide and reflects the increased importance of the service industry. From 1985 to 1995, manufacturing employment in the State declined by 30.1%, producing a decline of 1.5% from 1994 to 1995. Non-manufacturing employment rose slightly over the same period, particularly in the services, trade and finance sectors, continuing a growth trend begun in the early 1970's. The State's manufacturing sector is diversified, with transportation equipment (primarily aircraft engines, helicopters and submarines) the dominant industry, followed by non-electrical machinery, fabricated metal products and electrical equipment.

Because of the important role of defense-related businesses in the State, changes in military appropriations enacted by the United States Congress will disproportionately affect the State's economy.

Connecticut has no constitutional limit on its power to issue obligations or incur indebtedness other than that it may only borrow for public purposes. In 1991, legislation was enacted providing that no indebtedness payable from General Fund tax receipts of the State shall be authorized by the General Assembly, except as shall not cause the aggregate amount of (1) the total amount of indebtedness payable from General Fund tax receipts authorized by the General Assembly but which have not been issued and (2) the total amount of such indebtedness which has been issued and remains outstanding (with certain exceptions), to exceed 1.6 times the total estimated General Fund tax receipts of the State for the fiscal year in which any such authorization will become effective, as estimated for such fiscal year by the joint standing committee of the General Assembly having cognizance of finance, revenue and bonding.

On November 3, 1992, Connecticut voters approved a constitutional amendment which requires a balanced budget for each year and imposes a cap on the growth of expenditures. The General Assembly is required by the constitutional amendment to adopt by three-fifths vote certain spending cap definitions, which has not yet occurred. Accordingly, the 1996-97 budget complies with the current statutory spending cap definitions enacted in 1991. The statutory spending cap limits the growth of expenditures to either (1) the average of the annual increase in personal income in the State for each of the preceding five years or
(2) the increase in the consumer price index for urban consumers during the preceding twelve-month period, whichever is greater. Expenditures for the payment of bonds, notes and other evidences of indebtedness are excluded from the constitutional and statutory definitions of general budget expenditures.

The Comptroller's August 30, 1996 annual report indicated a 1995-96 General Fund surplus of $250.0 million. This surplus is primarily the result of higher than anticipated revenue collections of $274.1 million above original budget projections. The most significant contributor to this increase was the personal income tax for which estimates were revised upward by $182.4 million. Pursuant to Special Act 96-8, up to $89.5 million of the fiscal 1995-96 surplus shall be deemed to be appropriated to the Economic Recovery Fund to meet the fiscal 1996-97 debt service payment on the Economic Recovery Notes. The improved revenue results are offset somewhat by Medicaid expenditures higher than appropriations, and the cost of the negotiated settlement in various lawsuits.

The adopted budget for 1996-97 anticipates General Fund revenues of $9,049.7 million and General Fund expenditures of $9,049.4 million resulting in a projected surplus of $0.3 million. Per Section 3-115 of the Connecticut General Statutes, the State's fiscal position is reported monthly by the Comptroller. This report compares revenues already received and expenditures already made to estimated revenues to be collected and estimated expenditures to be made during the balance of the year. The Comptroller's November 1, 1996 letter indicated a projected General Fund surplus of $41.2 million. No assurance can be given that subsequent projections will not indicate changes in the anticipated General Fund result.

HAWAII BONDS

The Constitution of the State of Hawaii empowers the issuance of four types of bonds. They are:

         1. General obligation bonds (all bonds for the payment of the principal and interest for which the full faith and credit of the State or a political subdivision are pledged and, unless otherwise indicated, including reimbursable general obligation bonds);

2.  Bonds issued under special improvements statutes;

3. Revenue bonds (all bonds payable from revenues, or user taxes, or any combination of both, of a public undertaking, improvement, system or loan program); and

         4. Special purpose revenue bonds (all bonds payable from rental or other payments made or any issuer by a person pursuant to contract). Such bonds shall only be authorized or issued to finance manufacturing, processing or industrial enterprise facilities, utilities serving the general public, health care facilities provided to the general public by not-for-profit corporations or low and moderate income governmental housing programs.

All bonds other than special purpose revenue bonds may be authorized by a majority vote of the members of each House of the Hawaii Legislature. Special purpose revenue bonds may be authorized by two-thirds vote of the members of each House of the Hawaii Legislature.

The Hawaii Constitution contains a limitation on issuance of State general obligation bonds which is the amount of bonds outstanding that would cause the debt service (principal and interest) payable on such bonds (either the higher of the current or projected debt service), to exceed 18 1/2% of the average of the general fund revenues of Hawaii in the three fiscal years immediately preceding such issuance (general fund revenue excludes grants from the federal government and receipts in reimbursement of any indebtedness excluded in computing the total State debt). This limitation on the power of the State to incur indebtedness applies only to the issuance of general obligation bonds, is computed at the time of issuance and includes only issued, outstanding and proposed to be issued general obligation bonds.

GENERAL INFORMATION. Through 1995, total personal income in Hawaii has continued to grow, as has per capita personal income although the rate of growth for both has slowed in recent years. Unemployment decreased in 1995 to 5.4%, a 0.2% percentage point decline from 1994, approximately the national average. In general, the State's economy has remained stable with increases in retail sales but decreases in construction and tourism. Recent years have seen an increase in diversified agricultural sales, particularly in growing and exporting papayas, macadamia nuts, and nursery products. Hurricane Iniki passed directly over the island of Kauai on November 11, 1992, causing damage estimated at over $1.7 billion. On July 1, 1995, the Hawaii legislature authorized the issuance of $600 million in general obligation bonds for the Hawaiian Hurricane Relief Fund.

MINNESOTA BONDS

Diversity   and  a   significant   natural   resource  base  are  two  important
characteristics of Minnesota's economy. When viewed in 1995 at a highly aggregative level of detail, the structure of the State's economy parallels the structure of the United States economy as a whole. State employment in 10 major sectors was distributed in approximately the same proportions as national employment. Some unique characteristics in the State's economy were apparent in employment concentrations in industries that comprise the durable and non-durable goods manufacturing categories. In the durable goods industries, the State's employment in 1995 was highly concentrated in the industrial machinery, instrument and miscellaneous categories. Of particular importance is the industrial machinery category in which 31.1% of the State's durable goods employment was concentrated in 1995, as compared to 19.3% for the United States as a whole. The emphasis is partly explained by the location in the State of Unisys, IBM, Cray Research, and other computer equipment manufacturers which are included in the industrial machinery classification.

The importance of the State's rich resource base for overall employment is apparent in the employment mix in the non-durable goods industries. In 1995, 29.0% of the State's non-durable goods employment was concentrated in food and kindred industries, and 18.2% in paper and allied industries. This compares to 21.7% and 8.9%, respectively, for comparable sectors in the national economy. Both of these rely heavily on renewable resources in the State. Over half of the State's acreage is devoted to agricultural purposes, and nearly one-third to forestry. Printing and publishing is also relatively more important in the State than in the U.S.

The State's per capita income, which is computed by dividing personal income by total resident population, has generally remained above the national average in spite of early 1980's recessions and some difficult years in agriculture. In 1994, Minnesota per capita personal income was 103.0% of its U.S. counterpart. During 1994 and 1995, the State's monthly unemployment rate was generally less than the national unemployment rate, averaging 3.6% in 1995, as compared to the national average of 5.2%.

The Minnesota Constitution authorizes public debt to be incurred (i) for the acquisition and betterment of public land, buildings, and other improvements of a capital nature or appropriation or loans to State agencies or political subdivisions for such purposes and (ii) to finance the development of agricultural resources of the State by extending credit on real estate security. All such debt must be evidenced by the issuance of State bonds maturing within 20 years of their date of issue, for which the full faith and credit and taxing powers of the State are irrevocably pledged. The Constitution places no limitation on the amount which may be authorized for these purposes. As of May 1, 1996, the outstanding principal amount of general obligation bonds of the State was $2.1 billion.

The University of Minnesota, established as a separate entity by the Minnesota Constitution, and various State agencies or instrumentalities established by the Legislature, are authorized by law to issue various forms of obligations. These obligations may be supported by the full faith and credit of the University and the other issuers, or by various revenue pledges, or both. However, such obligations are not debts of the State and the State is not required to provide monies for their repayment. As of May 1, 1996, such issuers (and principal amount of obligations outstanding) include: Minnesota Housing Finance Agency ($1.935 billion), University of Minnesota ($300 million), Minnesota Higher Education Coordinating Board ($85 million), Minnesota State Colleges and University Board ($63.5 million), Minnesota Higher Education Facilities Authority ($239 million), and Minnesota Public Facilities Authority ($312 million).

MISSOURI BONDS

Limitations  on the State debt and bond  issues are  contained  in Article  III,
Section 37 of the Constitution of Missouri. Pursuant to this section, the General Assembly may issue general obligation bonds solely for the purpose of
(1) refunding outstanding bonds or (2) upon the recommendation of the Governor, for a temporary liability by reason of unforeseen emergency or of deficiency in revenue in an amount not to exceed $1,000,000 for any one year and to be paid in not more than five years or as otherwise specifically provided. When the liability exceed $1,000,000, the General Assembly, or the people by initiative, may submit the proposition to incur indebtedness to the voters of the State, and the bonds may be issued if approved by a majority of those voting.

Article X, Sections 16-24 of the Constitution of Missouri (the "Tax Limitation Amendment"), imposes limitations on the amount of State taxes which may be collected by the State of Missouri in any fiscal year. The limit is tied to total State revenues for fiscal year 1980-81, as defined in the Tax Limitation Amendment, adjusted annually, in accordance with the formula set forth in the Amendment, which adjusts the limit based on increases in the average personal income of Missouri for certain designated periods. The details of the Amendment are complex and clarification from subsequent legislation and further judicial decisions may be necessary. If total State revenues exceed the State revenue limit by more than one percent, the State is required to refund the excess. The revenue limit can only be exceeded if the General Assembly approves by a two-thirds vote of each House an emergency declaration by the Governor. The state expects that the limit will be exceeded in Fiscal Year 1996 by approximately $140 million, which will trigger an income base refund liability under the provisions of the Constitution.

To the extent that the payment of general obligation bonds issued by the State of Missouri or a unit of local government in the Series' portfolio is dependent on revenues from the levy of taxes and such obligations have been issued subsequent to the date of the Tax Limitation Amendment's adoption, November 4, 1980, the ability of the State of Missouri or the appropriate local unit to levy sufficient taxes to pay the debt service on such bonds may be affected.

Debt obligations of certain State and local agencies and authorities are not, by the terms of their respective authorizing statutes, obligations of the State or any political subdivision, public instrumentality or authority, county, municipality or other state or local unit of government. The debt obligations of such issuers are payable only from the revenues generated by the project or program financed from the proceeds of the debt obligations they issue.

Missouri has a diverse economy with a distribution of earnings and employment among manufacturing, trade, service and other sectors closely approximating the average national distribution. Since 1980, Missouri unemployment levels generally have approximated, and at times have been higher than, the national average.

The Missouri portions of the St. Louis and Kansas City metropolitan areas together contain a significant portion of Missouri's population. Economic reversals in either of these two areas would have a major impact on the overall economic condition of the State of Missouri. Additionally, the State of Missouri has a significant agricultural sector which may experience problems comparable to those which are occurring in other states. To the extent that any such problems intensify, there could possibly be an adverse impact on the overall economic condition of the State.

Defense-related business plays an important role in Missouri's economy. In addition to the large number of civilians employed at the various military installations and training bases in the State, aircraft and related businesses in Missouri are the recipients of substantial annual dollar volumes of defense contract awards. Since 1980, Missouri's rank among the top states in total military contract awards has been significantly higher than its population ranking. Recent changes in the levels of military appropriations may significantly affect McDonnell Douglas Corporation, the State's largest employer. To the extent that changes in military appropriations are enacted by the United States Congress, Missouri could be disproportionately affected.

NEW JERSEY BONDS

New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by selective commercial agriculture. After a period of strong growth in the mid-1980s, New Jersey as well as the rest of the Northeast slipped into a slow-down well before the onset of the national recession which officially began in July 1990. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities, trucking and warehousing. The net effect was a decline in the State's total nonfarm wage and salary employment from a peak of 3,689,800 in March 1989 to a low of 3,445,000 in March 1992. This loss has been followed by an employment gain of 176,400 from March 1992 to October 1995

Evidence of the State's improving economy can be found in increased homebuilding and other areas of construction activity, rising consumer spending for new cars and light trucks, substantial new job creation and a decline in the unemployment rate. Looking further ahead, prospects for New Jersey are favorable, although a return to the pace of the 1980's is highly unlikely.

The New Jersey Constitution provides, in part, that no money shall be drawn from the State treasury except for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the appropriations contained therein, together with all prior appropriations made for the same fiscal period, shall exceed the total amount of the revenue on hand and anticipated to be available to meet such appropriations during such fiscal period, as certified by the Governor.

New Jersey's Local Budget Law imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division of Local Government Services in the State Department of Community Affairs (the "Director").

The Local Government Cap Law (the "Cap Law") generally limits the year-to-year increase of the total appropriations of any municipality and the tax levy of any county to either five percent or an index rate determined annually by the Director, whichever is less. However, where the index percentage rate exceeds five percent, the Cap Law permits the governing body of any municipality or county to approve the use of a higher percentage rate up to the index rate. Further, where the index percentage rate is less than five percent, the Cap Law also permits the governing body of any municipality or county to approve the use of a higher percentage rate up to five percent. Regardless of the rate utilized, certain exceptions exist to the Cap Law's limitation on increases in appropriations. The principal exceptions to this limitation are municipal and county appropriations to pay debt service requirements; to comply with certain other State or federal mandates; amounts approved by referendum; and, in the case of municipalities only, to fund the preceding year's cash deficit or to reserve for shortfalls in tax collections.

State law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. With certain exceptions, no local unit is permitted to issue bonds for the payment of current expenses. Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of first issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis, which is the average of the equalized value of all taxable real property and improvements within the geographic boundaries of the local unit, as annually determined by the Director of the Division of Taxation, for each of the three most recent years.

NEW YORK BONDS

Circumstances adversely affecting the State's credit rating may directly or indirectly affect the market value of bonds issued by the State's political subdivisions and its Authorities to the extent that those entities depend, or are perceived to depend, upon State financial assistance. Conversely, the fiscal stability of the State is related to the fiscal stability of New York City and of the Authorities. The State's experience has been that if New York City or any of the Authorities suffers serious financial difficulty, the ability of the State, New York City, the State's political subdivisions and the Authorities to obtain financing in the public credit markets is adversely affected. This results, in part, from the expectation that to the extent that any Authority or local government experiences financial difficulty, it will seek and receive State financial assistance. Moreover, New York City accounts for a substantial portion of the State's population and tax receipts, so New York City's financial integrity affects the State directly. Accordingly, if there should be a default by New York City or any of the Authorities, the market value and marketability of all New York State tax-exempt bonds could be adversely affected. This would have an adverse effect on the net asset value and liquidity of the Series, even though securities of the defaulting entity may not be held by the Series.

NEW YORK STATE. New York State has experienced a slowdown in the regional and State economy in recent years and a severe economic downturn during the national recession that commenced in mid-1990. The State economy remained in recession until 1993, when employment growth resumed. Employment growth has been hindered in recent years by cutbacks in the computer and instrument manufacturing, utility and defense industries. The State completed its 1995-96 fiscal year with a general cash surplus. The closing Fund balance including a $237 million deposit in the Tax-Free Reserve Fund to be used in the event of any future general fund deposit and $41 million on deposit in the Contingency Reserve Fund.

New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes. First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. For its 1992-93, 1993-94 and 1994-95 fiscal years, the State recorded balanced budgets on a cash basis, with substantial fund balances in 1992-93 and 1993-94, a smaller fund balance in 1994-95 and a Fund cash surplus in 1995-96.

The State's budget for the 1996-97 fiscal year was enacted by the Legislature on July 13, 1996, more than three months after the start of the fiscal year. Prior to the adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including necessary appropriations for all State-supported debt service. The State Financial Plan for the 1996-97 fiscal year was formulated on July 25, 1996 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the current fiscal year. The 1996-97 State Financial Plan will be updated in October and January.

After adjustments for comparability between fiscal years, the adopted 1996-97 budget projects a year-over-year increase in General Fund disbursements of 0.2 percent. Adjusted State Funds (excluding federal grants) disbursements are projected to increase by 1.6 percent from the prior fiscal year. All Governmental Funds projected disbursements increase by 4.1 percent over the prior fiscal year, after adjustments for comparability.

The 1996-97 State Financial Plan is projected to be balanced on a cash basis. As compared to the Governor's proposed budget as revised on March 20, 1996, the State's adopted budget for 1996-97 increases General Fund spending by $842 million, primarily from increases for education, special education and higher education ($563 million). The balance represents funding increases to a variety of other programs, including community projects and increased assistance to fiscally distressed cities. Resources used to fund these additional expenditures include $540 million in increased revenues projected for 1996-97 based on higher-than-projected tax collections during the first half of calendar 1996, $110 million in projected receipts from a new State tax amnesty program, and other resources including certain non-recurring resources. The total amount of non-recurring resources included in the 1996-97 State budget is projected by DOB to be $1.3 billion, or 3.9 percent of total General Fund receipts.

There can be no assurance that the State's projections for tax and other receipts for the 1995-96 fiscal year are not overstated and will not be revised downward, or that disbursements will not be in excess of the amounts projected. In addition, projections of State disbursements for future fiscal years may be affected by uncertain factors relating to the economy of the Nation and the State and the financial condition of the Authorities, New York City and other localities. In the event that these factors affect, or are perceived to affect, the State's ability to meet its financial obligations, the market value and marketability of its bonds also may be adversely affected.

AUTHORITIES. The fiscal stability of the State is related, in part, to the fiscal stability of its Authorities, which generally are responsible for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts indicated in their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be adversely affected, if any of the Authorities were to default on their respective obligations. As of September 30, 1995, there were outstanding approximately $73.45 billion aggregate principal amount of bonds and bond anticipation notes issued by over 12 Authorities which either were guaranteed by the State or supported by the State through lease-purchase or contractual-obligation financing arrangements or through moral obligation provisions. While principal and interest payments on outstanding Authority obligations normally are paid from revenues generated by projects of the Authorities, in the past the State has had to appropriate large amounts to enable certain Authorities (in particular, the New York State Urban Development Corporation and the New York State Housing Finance Agency) to meet their financial obligations. Further assistance to these Authorities may be required in the future.

The Metropolitan Transportation Authority (the "MTA") oversees the operation of New York City's bus and subway systems by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA") and, through subsidiaries, operates certain commuter rail and bus lines and a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. The MTA has depended and will continue to depend upon Federal, State, local government and TBTA support to operate the mass transit portion of these operations because fare revenues are insufficient. For the 1996-1997 State fiscal year, total State assistance to the MTA is estimated at approximately $1.09 billion.

State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $11.98 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"), and authorized the MTA to submit the 1995-99 Capital Program to the Capital Program Review Board for approval. This plan will supersede the overlapping portion of the MTA's 1992-96 Capital Program.

This is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

There can be no assurance that all the necessary governmental actions for the 1995-99 Capital Program or future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 1995-99 Capital Program accordingly. If the 1995-99 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.

THE CITY OF NEW YORK. The fiscal health of the State is closely related to the fiscal health of its localities, particularly the City of New York (the "City"), which has required and continues to require significant financial assistance from the State.

In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among these actions, the State created the Municipal Assistance Corporation for the City of New York ("MAC") to provide financing assistance to the City. The State also enacted the New York State Financial Emergency Act for the City of New York (the "Financial Emergency Act") which, among other things, established the New York State
Financial Control Board (the "Control Board") to oversee the City's financial affairs. The State also established the Office of the State Deputy Comptroller for New York City ("OSDC") in the Office of the State Comptroller to assist the Control Board in exercising its powers and responsibilities.

The City operates under a four-year Financial Plan which is prepared annually and is periodically updated. In 1986, the Control Board's powers of approval over the City's Financial Plan were suspended when certain statutory conditions were met. However, the Control Board, MAC and OSDC continue to exercise various monitoring functions relating to the City's financial position and upon the occurrence of certain events, including, but not limited to, a City operating budget deficit of more than $100 million, the Control Board is required by law to impose a Control Period. The City submits its financial plans as well as periodic updates to the Control Board for its review.

The City requires significant amounts of financing for seasonal and capital purposes. The City issued $2.2 billion of notes for seasonal financing purposes during its fiscal year ending June 30, 1995. The City's capital financing program projects long-term financing requirements of approximately $17 billion for the City's fiscal years 1995 through 1998. The major capital requirements include expenditures for the City's water supply and sewage disposal systems, roads, bridges, mass transit, schools, hospitals and housing.

The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1996-97 fiscal year. The State expects to issue $411 million in general obligation bonds (including $153.6 million for purposes of redeeming outstanding BANs) and $154 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $101 million in COPs during the State's 1996-97 fiscal year for equipment purchases. The projection of the State regarding its borrowings for the 1996-97 fiscal year may change if circumstances require.

Borrowings by other public authorities pursuant to lease-purchase and contractual-obligation financing for capital programs of the State are projected to total $2.15 billion, including costs of issuances, reserve funds, and other costs, net of anticipated refundings and other adjustments for 1996-97 capital projects. Included therein are borrowings by (i) DASNY for SUNY, The City
University of New York ("CUNY"), health facilities, and mental health facilities; (ii) Thruway Authority for the Dedicated Highway and Bridge Trust Fund and Consolidated Highway Improvement Program; (iii) UDC (doing business as the Empire State Development Corporation) for prison and youth facilities; (iv) the Housing Finance Agency ("HFA") for housing programs; and (v) borrowings by the Environmental Facilities Corporation ("EFC") and other authorities. In addition, the Legislature has authorized DASNY to refinance a $787 million pension obligation of the State.

In the 1996 legislative session, the Legislature approved the Governor's proposal to present to the voters in November 1996 a $1.75 billion State general obligation bond referendum to finance various environmental improvements and remediation projects. If the Clean Water, Clear Air Bond Act is approved by the voters, the amount of general obligation bonds issued during the 1996-97 fiscal year may increase above the $411 million currently included in the 1996-97 Borrowing Plan to finance a portion of this new program.


The State could be affected by the ability of the City to market its securities successfully in the public credit markets. On July 10, 1995, Standard & Poor's revised downward its rating on City general obligation bonds from A- to BBB+ and removed City bonds from CreditWatch, citing "persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector". Fitch continues to rate the City general obligation bonds A-. Moody's rating for City general obligation bonds is Baa1.

The City's financial plans have been the subject of extensive public comment and criticism. On October 14, 1994, the City Comptroller issued a report concluding that the budget gap for the 1995 fiscal year had increased to $1.4 billion, due, in part, to continuing shortfalls in tax revenues. The City Council and the Mayor currently disagree as to the steps to take to close the budget gap and the disagreement is now a subject of litigation.

Although the City has balanced its budget since 1981, estimates of the City's revenues and expenditures are based on numerous assumptions and are subject to various uncertainties. If expected Federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's Financial Plan or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services.
The City also might seek additional assistance from the State.

OTHER LOCALITIES. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1995-96 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1996-97 fiscal year.

Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board of the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with overseeing fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

Municipalities and school districts have engaged in substantial short-term and long-term borrowing. In 1994, the total indebtedness of all localities in the State other than the City was approximately $17.7 billion; a small portion (approximately $82.9 million) of this indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for deficit financing at the close of their fiscal years ending 1994.

From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. The longer range problems of declining city populations, increasing expenditures, and other economic trends could adversely affect localities and require increasing State assistance in the future.

LITIGATION. Certain litigation pending or determined against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these cases are those that involve: challenges to the State's finance policies, claims challenging different aspects of the State's social welfare programs, claims of racial segregation, real property claims, contract and tort claims, and challenges to funding methods of various retirement systems. In its audited financial statements for 1995-96 the State estimated its liability for awarded and anticipated unfavorable judgments at $474 million.

PUERTO RICO BONDS

The economy of Puerto Rico is dominated by the manufacturing and service sectors. The manufacturing sector has experienced a basic change over the years as a result of increased emphasis on higher wage, high technology industries such as pharmaceutical, professional and scientific instruments, computers, microprocessors, and certain high technology machinery and equipment. The service sector, including wholesale and retail trade, finance, insurance and real estate, also plays a major role in the economy. The service sector ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment. In recent years, the service sector has experienced significant growth in response to and paralleling the expansion of the manufacturing sector.

Much of the development of the manufacturing sector in Puerto Rico to date can be attributed to various federal and Commonwealth tax incentives, most notably
Section 936 of the Internal Revenue Code (the "Code") which allows companies with operations in Puerto Rico and other U.S. territories to receive a credit to be used against U.S. tax on certain income from operations and the Commonwealth's Industrial Incentives Program. However, effective for years beginning after December 31, 1995, Section 936 has been repealed subject to certain special and transitional rules. The expected impact of the repeal of this provision on Puerto Rico's is not yet known.

Puerto Rico's economy is closely integrated with that of mainland United States. During fiscal 1995, approximately 89% of Puerto Rico's exports were to the United States mainland, which also was the source of approximately 65% of Puerto Rico's imports. In fiscal 1994, Puerto Rico experienced a $4.6 billion positive adjusted merchandise trade balance.

Puerto Rico's more than decade-long economic expansion continued throughout the five-year period from fiscal 1991 through fiscal 1995, and affected almost every sector of its economy and resulted in record levels of employment (although Puerto Rico's unemployment rate has chronically exceeded the average for the United States). Factors behind this expansion included Commonwealth-sponsored economic development programs, , periodic declines in the exchange value of the United States dollar, the level of federal transfers and the relatively low cost of borrowing during the period.

Growth in fiscal 1996 will depend on several factors, including the state of the United States economy and relative stability of the price of oil imports, increases in visitors to the island and in exports, the exchange value of the U.S. dollar, the level of federal transfers and the cost of borrowing.

The Constitution of Puerto Rico provides that public debt of the Commonwealth will constitute a first claim on available Commonwealth revenues. Public debt includes general obligation bonds and notes of the Commonwealth and any payments required to be made by the Commonwealth under its guarantees of bonds and notes issued by its public instrumentalities.

The Constitution of Puerto Rico also provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued which is payable in any fiscal year, together with any amount paid by the Commonwealth in the preceding fiscal year on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and covered into the Treasury of Puerto Rico (principally income taxes, property taxes and excise taxes) in the two fiscal years preceding the then current fiscal year.

With the approval of the North American Free Trade Agreement by the United States Congress which is intended to eliminate certain restrictions on trade between Canada, the United States and Mexico, certain of Puerto Rico's industries, including those that are lower salaried and labor intensive, may face increased competition from Mexico. However, Puerto Rico's favorable investment environment, skilled work force, infrastructure development would tend to create expanded trade opportunities for Puerto Rico in such areas as pharmaceutical and high technology manufacturing. This may, however be adversely affected by the repeal of Section 936 of the code as outlined above.

TEXAS BONDS

The economy of Texas recovered from the recession that began in the mid-1980s after a collapse in oil prices and although the State's economy was slowed by the Nation's 1990-91 recession, the State Comptroller has predicted that the overall State economy will slightly outpace national economic growth in the long term. In 1981, drilling, production, refining, chemicals and energy-related manufacturing accounted for 25% of the State's total output of goods and services. By early 1996, these businesses accounted for 11% of the State's economy. The service-producing sectors (which include transportation, public utilities, finance, insurance, real estate, trade, services and government) are the major sources of job growth in Texas.

During the 1995 regular legislative session, the State legislature passed a 1996-97 biennial all funds budget of approximately $79.9 billion without increasing State taxes. This was facilitated by significant recent growth in State revenues and an estimated balance of $3.0 billion from the 1994-1995 biennium.

Due to the State's expansion in Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts were the State's main revenue source, during fiscal year 1995. Sales tax, which had been the main source of revenue for 12 years prior to 1993, was second,. The remainder of the State's revenues are derived primarily from interest and investment income, licenses, fees and permits, the motor fuels tax and other excise taxes. The State has no personal or corporate income tax, although the State does impose a corporate franchise tax based on the amount of a corporation's capital and "earned surplus", which includes corporate net income and officers' and directors' compensation.

The State Constitution prohibits the State from levying AD VALOREM taxes on property for general revenue purposes.

The State Constitution also limits the rate of growth of appropriations from tax revenues not dedicated by the Constitution during any biennium to the estimated rate of growth for the State's economy. The Legislature may avoid the constitutional limitation if it finds, by a majority vote of both Houses, that an emergency exists. The State Constitution authorizes the Legislature to provide by law for the implementation of this restriction, and the Legislature, pursuant to such authorization, has defined the estimated rate of growth in the State's economy to mean the estimated increase in State personal income.

WASHINGTON BONDS

The economic base of the State of Washington includes manufacturing and services industries as well as agriculture and timber production. Overall, during 1990 through 1994, employment within the State experienced a decline in manufacturing industries. Sectors of the State's employment base in which growth has exceeded comparable figures reported for the United States include durable and non-durable goods manufacturing, services and government.

The State's leading export industries are aerospace, forest products, agriculture and food processing. On a combined basis, the aerospace, timber and food processing industries employ about 9% of the State's non-farm workers. In recent years, the non-manufacturing sector has played an increasingly significant role in contributing to the State's economy with employment in the trade and service sectors representing an increasing portion of total employment.

The State's manufacturing base includes aircraft manufacture, which comprised approximately 25% of total manufacturing in 1995. The aerospace industry currently represents approximately 8% of all taxable business income generated in the State. The Boeing Company, the State's largest employer, is preeminent in aircraft manufacture. Boeing exerts a significant impact on overall State production, employment and labor earnings. While the primary activity of Boeing is the manufacture of commercial aircraft, Boeing has played leading roles in the aerospace and military missile programs of the United State and has undertaken a broad program of diversification activities including Boeing Information and Support Services. After a decline of 38,600 jobs since the first quarter of 1990 Washington aerospace employment reached a turning point in the fourth quarter of 1995, and is expected to grow.

On December 15, 1996, The Boeing Company announced its plans to merge with McDonnell Douglas in a $14 billion stock deal. As a result, The Boeing Company's revenues are expected to grow significantly in 1997.

Forest products rank second behind aerospace in value of total production. A continued decline in overall production during the next few years is expected due to federally imposed limitations on the harvest of old-growth timber and the inability to maintain the recent record levels of production increases.

International trade plays an important role in the State's employment base, as one in six jobs in the State is related to international trade. The State's trade levels depend largely on national and world (rather than local) economic conditions, including consumer demands.

The State ranks fourth among all states in the percentage of its work force employed in technology-related industries and ranks third among the largest software development centers.

Agriculture, combined with food processing, is the State's most important industry. The State's major products, wheat, apples, milk and cattle, comprise more than half of total production. The value of agricultural production was $5.07 billion in 1996.

The State operates on a July 1 to June 30 fiscal year and on a biennial budget basis. Fiscal controls are exercised during the biennium through an allotment process which requires each agency to submit a monthly expenditure plan. The plan must be approved by the Governor's budget agency and provides the authority for agencies to spend funds within statutory maximums specified in a legislatively adopted budget. State law requires a balanced biennial budget. Whenever it appears that disbursements will exceed the aggregate of estimated receipts plus beginning cash surplus the Governor is required to reduce allotments, thereby reducing expenditures of appropriated funds.

For the 1995-97 biennium, General Fund-State revenues are estimated to finish at $17.647 billion, an increase of 7.1% over the 1993-95 biennium, plus a carry-forward of $559 million. The General Fund is projected to end the 1993-95 biennium with a $624 million fund balance.

The operating budget for the 1995-97 Biennium calls for an overall expenditure level of $17.613 billion for General Fund-State, which is an increase of $1.3 billion or 8.0 percent over the 1993-95 Biennium. This is the smallest biennial growth rate in the past decade, and is within the $17.9 billion expenditure limit imposed under Initiative 601. The 1996 Supplemental Budget passed the State Legislature on March 7, 1996 and was signed by the Governor on March 30,
1996. The overall General Fund State supplemental budget resulted in a net increase of only $14 million after the Governor's vetoes. New policy initiatives totaling $125 million were set forth to strengthen children protective services, provide early intervention to at-risk youth, upgrade security and safety conditions in the juvenile justice system, continue education reform, and expand access to higher education through improved technology. The 1996 Legislature also appropriated $41 million to address emergent and previously unfunded needs. Nine million in state funds was appropriated to address federal cutbacks in emergency food assistance programs, job training youth employment programs, and planned closures in federally-supported fish hatcheries on the Columbia River. These appropriated increases were offset by a General Fund State reduction of $174 million to reflect downward adjustments in public school enrollments and social and health services forecasted caseloads. Approximately $23 million in state funds and $95 million in federal relief funds was set aside in a special account to address the devastating damages that resulted from two severe floods. No assurance can be given that changes in economic conditions will not require significant changes to the budget as so passed and supplemented.

Until June 30, 1995, State law prohibited State tax revenue growth from exceeding an averaged growth rate of State personal income under Initiative 62. As of July 1, 1995, Initiative 601 replaced Initiative 62. Initiative 601, which was voted into law in November 1993, limits increases in General Fund-State government expenditures to the three-year average rate of population and inflation growth. Thus far, Initiative 601 has not had a restrictive impact on the State's budget. However, the state expects its expenditures to be constrained by Initiative 601 beginning in the 1997-99 biennium.

Washington's Constitution, as interpreted by the State Supreme Court, prohibits the imposition of net income taxes. For the fiscal year ending June 30, 1995, approximately 78.5% of the State's tax revenues derived from general and selective sales and gross receipts taxes.

With certain exceptions, the amount of State general obligation debt which may be incurred is limited by constitutional and statutory restrictions. The limitations in both cases are imposed by prohibiting the issuance of new debt if the new debt would cause the maximum annual debt service on all thereafter outstanding general obligation debt to exceed a specified percentage of the arithmetic mean of general State revenues for the preceding three years. These are limitations on the incurrence of new debt and are not limitations on the amount of debt service which may be paid by the State in future years.

                                       8.
                                Past Performance

Each Series computes the average annual rate of total return for each class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by $1,000 which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares (National Series only), the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the National Series' investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the applicable Series' investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

The total returns for the Class A shares of the National, New York, Texas, New Jersey, Connecticut, Missouri, Minnesota, Hawaii and Washington Series of the Fund using the computation method described above for the one-year period ended on September 30, 1996 were as follows: 1.20%, -0.10%, 1.00%, 1.10%, 0.70%, 0.60%
-0.50%, 1.00% and 1.80.% respectively. The average annual compounded rates of total return for the first six Series for the five years ending on September 30, 1996 were as follows: 5.90%, 5.22%, 6.14%, 6.37%, 5.98% and 5.92% respectively.
Using the computation method described above, the average annual rates of total return for the California Series for the one and five year periods ending August 31, 1996 were -.40% and 5.40% respectively. These one and five year total returns included the California Series' Class A predecessor until July 15, 1996. For the period September 1, 1996 through September 30, 1996 the California Series total return for Class A shares was -3.30%.

The total return for Class B Shares of the National Series for the period August 1, 1996 to September 30, 1996 was -3.86%.

The total return for Class C Shares of the National, New York and California Series for the period July 15, 1996 to September 30, 1996 were 1.77%, 1.48% and 1.67%.

Each Series' yield quotation for each class is based on a 30-day period ended on a specified date, computed by dividing the Series' net investment income per share earned during the period by the Series' maximum offering price per share on the last day of the period. This is determined by finding the following quotient: Take the Series' dividends and interest earned during the period minus its expenses accrued for the period (net of reimbursements) and divide by the product of (i) the average daily number of Series shares outstanding during the period that were entitled to receive dividends and (ii) the Series' maximum offering price per share on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then, one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC. For the 30-day period ended September 30, 1996, the yields for Class A shares of the National, California, Connecticut, Missouri, New Jersey, New York, Texas, Hawaii, Washington and Minnesota Series were 4.83%, 4.58%, 4.98%, 4.73%, 4.66%, 4.87%, 4.94%, 4.79%, 4.96% and 5.18%, respectively.

Each Series' tax-equivalent yield for each class is computed by dividing that portion of the class' yield (as determined above) which is tax exempt by one minus a stated income tax rate (National .36%; California .4304%; Connecticut
 .3888%; Missouri .3850%; New Jersey .4021%; New York .4080%; Texas .36%; Hawaii .4240%; Washington .36% and Minnesota .4144%) and adding the product to that portion, if any, of the class' yield that is not tax exempt. For the 30-day period ended on September 30, 1996, the tax-equivalent yields for Class A shares of the National, California, Connecticut, Missouri, New Jersey, New York, Texas, Hawaii, Washington and Minnesota Series were 7.55%, 8.04%, 8.15%, 7.69%, 7.79%, 8.23%, 7.48%, 8.32%, 7.75% and 8.85%, respectively.

It is important to remember that these figures represent past performance and an investor should be aware that the investment return and principal value of a Series investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                           9.
                            Further Information About the Fund

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual funds to the extent contemplated by the recommendations of such Advisory Group.

                                        10.
                              Financial Statements

The financial statements for the fiscal half year and the fiscal year ended September 30, 1996 and the opinion thereon of Deloitte & Touche LLP, independent public accountants, included in the 1996 Annual Report to Shareholders of the Lord Abbett Tax-Free Income Fund, Inc., are incorporated herein by reference in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.